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                        THE ALLIANCE PORTFOLIOS:
                        ALLIANCE CONSERVATIVE INVESTORS FUND
                        ALLIANCE GROWTH INVESTORS FUND
_____________________________________________________________
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618
_____________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        September 2, 1997
_____________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus.
A copy of the Funds' Prospectus may be obtained by contacting
Alliance Fund Services, Inc. at the address or the "For
Literature" telephone numbers shown above.

                        TABLE OF CONTENTS

INVESTMENT POLICIES AND RESTRICTIONS.........................

ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS................

INVESTMENT RESTRICTIONS......................................

MANAGEMENT OF THE FUNDS......................................

PORTFOLIO TRANSACTIONS.......................................

EXPENSES OF THE FUNDS........................................

PURCHASE OF SHARES...........................................

REDEMPTION AND REPURCHASE OF SHARES..........................

SHAREHOLDER SERVICES.........................................

NET ASSET VALUE..............................................

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................

GENERAL INFORMATION..........................................

FINANCIAL STATEMENTS.........................................

REPORT OF INDEPENDENT ACCOUNTANTS ...........................

APPENDIX..................................................A-1



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_____________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_____________________________________________________________

         The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of Alliance Conservative Investors Fund (the "Conservative Investors Fund") and Alliance Growth Investors Fund (the "Growth Investors Fund"), each a series of The Alliance Portfolios (the "Trust"), under the heading "Investment Objective and Policies."

         Stripped Mortgage-Related Securities. Each Fund may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

         Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.



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         Foreign Currency Exchange Transactions.  Each Fund may
engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. Alliance Capital Management L.P. (the "Adviser") expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Funds may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Funds may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Funds may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         Each Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, each Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Funds may also purchase or sell foreign currency on a spot basis.

         A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will

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engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Fund.

_____________________________________________________________

         ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS
_____________________________________________________________

Repurchase Agreements

         The repurchase agreements referred to in the Funds' Prospectus are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Funds would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Funds may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reduced levels of income and lack of access to and (c) possible inability to enforce rights.

Descriptions of Certain Money Market Securities in Which the Funds May Invest

         Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

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         Bankers' acceptances typically arise from short-term
credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

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Asset-Backed Securities

         The Funds may invest in asset-backed securities
(unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Funds intend to conduct their operations in a manner consistent with this view; therefore, the Funds generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities

         The Funds may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of such Fund's total assets at the time any such loan is made.

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Forward Commitments and When-Issued and Delayed
Delivery Securities

         Each Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

         A Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

         Although neither of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of SEC policies, purchases of securities on such basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when- issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

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Options

         Options on Securities. Each Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, each Fund may write call and put options and may purchase call and put options on securities. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying

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security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         A Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the- money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         Each of the Funds may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         Each of the Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

         Options on Securities Indexes.  Each Fund may write
(sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Fund is obligated as the writer of the call option, the Fund holds in its portfolio securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         A Fund may also purchase put options on securities indexes to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

         The purchase of call options on securities indexes may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

Futures Contracts and Options on Futures Contracts

         Futures Contracts. Each Fund may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a

Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         Each Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Funds could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         Options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Funds may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Forward Foreign Currency Exchange Contracts

         Each Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Funds intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. A Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Funds may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

         Each Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Fund will segregate liquid assets in an amount least equal to the Fund's obligations under any Forward Contracts.

Options on Foreign Currencies

         Each Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Each Fund may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.
If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions

         Risk of Imperfect Correlation of Hedging Instruments With a Fund's Portfolio. The Funds' abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures
Contract will not be fully reflected in the value of the option.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

         If a Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or futures contract, a Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Fund's portfolio securities.

         The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Funds will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Funds' ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over- the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Funds will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in- the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

         Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Funds purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When a Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

         Risks of Options on Futures Contracts. The amount of risk a Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Forward Contracts, Foreign Currency Futures Contracts and Options Thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Funds from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Funds in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of over- the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that a Fund not enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets. Premiums paid to purchase over- the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by a Fund, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

         While forward contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over- the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts

         Under applicable regulations, when a Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, that Fund maintains with its custodian a segregated liquid assets account which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

         Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Fund's total assets. Moreover, a Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations

         Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         No Fund will "over-hedge," that is, a Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         Each Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to use these instruments effectively for the purposes set forth above.

         The Funds' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Funds can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required in order to meet tax requirements. Furthermore, in certain circumstances use of options, futures and forward contracts that substantially eliminate risk of loss and the opportunity for gain in an "appreciated financial position" will accelerate gain to the Funds.

Future Developments

         The above discussion relates to each Fund's proposed use of Futures Contracts, Forward Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

_____________________________________________________________

                     INVESTMENT RESTRICTIONS
_____________________________________________________________

         Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

         The following is a description of the fundamental restrictions on the investments to be made by the Funds, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Fund.

         Neither of the Funds will:

              (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

              (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

              (3) Purchase or retain real estate or interests in real estate, although each Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

              (4) Make loans to other persons except by the purchase of obligations in which such Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

              (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         It is also a fundamental policy of each Fund that it may purchase and sell futures contracts and related options.

         In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Funds but which are not fundamental and are subject to change without shareholder approval.

         Neither of the Funds will:

              (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

              (b) Purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Fund may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

              (c) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

              (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures
                   Contracts.

              (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

              (f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

              (g)  Purchase securities issued by any other
                   registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that a Fund's purchases of securities issued by such open- end investment company will be consistent with the provisions of the 1940 Act.

              (h) Make investments for the purpose of exercising control or management.

              (i) Participate on a joint or joint and several basis in any trading account in securities.

              (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

              (k) Purchase warrants, if, as a result, a Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

              (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Fund's investment objective and policies.

              (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

         Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

_____________________________________________________________

                     MANAGEMENT OF THE FUNDS
_____________________________________________________________

Adviser

         The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199.3 billion (of which more than $71 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of June 30, 1997, the Adviser was returned as an investment manager of employee benefit fund assets for 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of five domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paolo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore.

The 54 registered investment companies comprising 116 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly- owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA-UAP, a French insurance holding company. As of March 1, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 58% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of March 1, 1997, approximately 33% and 9% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including an employee of the Adviser who serves as a Director of the Fund.

         As of March 1, 1997, AXA-UAP and its subsidiaries owned 60.7% of the issued and outstanding shares of the capital stock of ECI. ECI is a public company with shares traded on the Exchange. AXA-UAP, a French company, is the holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, on March 1, 1997, 22.5% of the issued ordinary shares (representing 33.0% of the voting power) of AXA-UAP were controlled directly and indirectly by Finaxa, a French holding company. As of March 1, 1997, 61.4% of the shares (representing 72.0% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.9% of the shares, representing 40.0% of the voting power), and 23.7% of the shares of Finaxa (representing 14.6% of the voting power) were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa, on March 1, 1997, the Mutuelles AXA directly or indirectly controlled 26.0% of the issued ordinary shares (representing 38.1% of the voting power) of AXA-UAP. Acting as a group, the Mutuelles AXA control AXA-UAP and Finaxa.

         In November 1996, AXA offered (the "Exchange Offer") to acquire 100% of the ordinary shares ("UAP Shares") of FF10 each of Compagnie UAP, a societe anonyme organized under the laws of France ("UAP"), in exchange for ordinary shares ("Shares") and Certificates of Guaranteed Value ("Certificates") of AXA. Each UAP shareholder that tendered UAP Shares in the Exchange Offer received two Shares and two Certificates for every five UAP Shares so tendered. On January 24, 1997, AXA acquired 91.37% of the outstanding UAP Shares. AXA-UAP currently intends to merge (the "Merger") with UAP at some future date in 1997. It is anticipated that approximately 11,706,826 additional Shares will be issued in connection with the Merger to UAP shareholders who did not tender UAP Shares in the Exchange Offer. If the Merger had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.7% of the Shares (representing approximately 32.0% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 25.1% of the issued ordinary shares (representing 36.8% of the voting power) of AXA-UAP. On January 17, 1997, AXA announced its intention to redeem its outstanding 6% Bonds (the "Bonds"). Between February 14, 1997 and May 14, 1997, holders of the Bonds has the option to convert each Bond into 5.15 Shares. On May 15, 1997, each Bond still outstanding was redeemed into cash at FF1,285 plus FF9.29 accrued interest. Finaxa converted the Bonds it had owned into 2,153,308 Shares. After giving effect to the conversion of all outstanding Bonds into Shares and to the Merger as if it had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.4% of the Shares (representing 31.3% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 24.7% of the issued ordinary shares (representing 36.0% of the voting power) of AXA-UAP.

INVESTMENT ADVISORY CONTRACT AND EXPENSES

         The Adviser serves as investment manager and adviser of each of the Funds and continuously furnishes an investment program for each Fund and manages, supervises and conducts the affairs of each Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Funds at an annual rate of .75% of each Fund's average daily net assets. The Adviser has voluntarily undertaken until further notice to waive its fees in respect of the Conservative Investors Fund and has agreed to bear certain expenses of the Class A, Class B, Class C shares of each Fund to the extent that expenses exceed an annual rate of 1.40% for Class A shares 2.10% for Class B and Class C shares. Effective December 12, 1996, the Adviser has discontinued the advisory fee waiver on the Growth Investors Fund. The management fees for each Fund are higher than those paid by most mutual funds.

         The Investment Advisory Contract became effective on July 23, 1993. The Investment Advisory Contract replaced an earlier agreement (the "First Investment Advisory Contract") between the Trust and Equitable Capital with respect to the Funds. The First Investment Advisory Contract terminated because of its technical assignment in connection with the transfer of substantially all of the assets comprising Equitable Capital's business to the Adviser and certain of its subsidiaries in exchange for newly issued limited partnership interests in the Adviser and the assumption by the Adviser and such subsidiaries of certain liabilities of Equitable Capital. Equitable Capital was compensated for its services as investment manager of the Funds at the same rates as are currently paid by the Funds to the Adviser.

         In anticipation of the assignment of the First Investment Advisory Contract, the Investment Advisory Contract was approved by the vote of the Trust's Trustees, including the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at meetings called for the purpose and held on February 16, 1993 and March 31, 1993. At a meeting held on April 8, 1993, a majority of the outstanding voting securities of the Funds approved the Investment Advisory Contract. Most recently, the continuance of the Investment Advisory Contract until July 31, 1998 was approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at their Regular Meeting held on July 16, 1997.

         During the period May 1, 1996 through April 30, 1997, the Adviser earned $363,977 in management fees from the Conservative Investors Fund (an additional $245,071 in fees were waived) and $723,109 from the Growth Investors Fund (an additional $167,543 in fees were waived). During the period May 1, 1995 through April 30, 1996, the Adviser earned $387,903 in management fees from the Conservative Investors Fund (an additional $174,857 in fees were waived) and $632,516 from the Growth Investors Fund (an additional $214,077 in fees were waived). During the period May 1, 1994 through April 30, 1995, the Adviser earned $385,818 in management fees from the Conservative Investors Fund (an additional $217,650 in fees were waived) and $464,336 from the Growth Investors Fund (an additional $350,235 in fees were waived).

         The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and each Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and such Fund may be required to change their names to delete the word "Alliance" from their names.

         The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Trustees and Officers

         The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

Trustees

         John D. Carifa,1 52, Chairman of the Board and
President, is the President, Chief Operating Officer, and a
Director of Alliance Capital Management Corporation, the general partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Ruth Block, 66, was formerly an Executive Vice President
and the Chief Insurance Officer of The Equitable Life Assurance
Society of the United States.  She is a Director of Ecolab
_________________________

1An "interested person" of the Trust, as defined by the 1940
 Act.

Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut 06903.

         Richard W. Couper, 74, is President Emeritus and Trustee of The Woodrow Wilson Fellowship Foundation and President
Emeritus of the New York Public Library.  His address is Box 345,
Clinton, New York, 13323-0345.

         William H. Foulk, Jr., 64, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1991. His address is 2 Hekma Road, Greenwich, Connecticut 06831.

         Brenton W. Harries, 69, is a Director of Enhance
Reinsurance Co. and was formerly the President and Chief
Executive of Global Electronic Markets Company.  His address is
14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.

         Donald J. Robinson, 63, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently counsel to that firm. His address is 666 Fifth Avenue, 19th Floor, New York, New
York 10103.

Officers

         *John D. Carifa, President, see biography above.

         Edmund P. Bergan, Jr., 47, Clerk, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
His address is 1345 Avenue of the Americas, New York, New York
10105.

         Mark D. Gersten, 46, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc.  His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Vincent S. Noto, 32, Controller and Chief Accounting
Officer, is a Vice President of Alliance Fund Services, Inc. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Bruce W. Calvert, 50, Vice President, is the Vice
Chairman and Chief Investment Officer of Alliance Capital
Management Corporation, the general partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Kathleen A. Corbet, 37, Vice President, is an Executive Vice President of Alliance Capital Management Corporation, the general partner of the Adviser. Prior thereto, she was employed by Equitable Capital since prior to 1992. Her address is 1345 Avenue of the Americas, New York, New York 10105.

         Wayne D. Lyski, 55, Vice President, is Executive Vice
President of Alliance Capital Management Corporation, the general partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

         The aggregate compensation paid to each of the Trustees by the Conservative Investors Fund and by the Growth Investors Fund for the fiscal year ended April 30, 1997, the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither of the Funds nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                            Total Number
                                                            of Funds
                                                            in the
                                                            Alliance
                                              Total         Fund Complex,
                    Aggregate    Aggregate    Compensation  Including
                    Compensation Compensation from the      the Trust,
                    from the     from the     Alliance      as to which
                    Conservative Growth       Fund Complex  the Trustee
Name of Trustee     Investors    Investors    Including     is a Director
of the Fund         Fund         Fund         the Trust*    or Trustee

Ruth Block          $5,632       $5,632       $157,500             40
John D. Carifa      $ --         $ --         $ --                 52
Richard W. Couper   $5,600       $5,600       $85,000               2
William H. Foulk    $2,808       $2,808       $140,574             33
Brenton W. Harries  $5,800       $5,800       $86,000.              2
Donald J. Robinson  $5,427       $5,427       $137,250             41

____________________________

* As of June 30, 1997 there were 116 investment companies or portfolios thereof in the Alliance Fund Complex.

         As of August 15, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any Fund or of the Trust as a whole.

         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any

Trustee of the Trust in accordance with Section 16 of the 1940
Act.

_____________________________________________________________

                     PORTFOLIO TRANSACTIONS
_____________________________________________________________

         Under the general supervision of the Board of Trustees, the Adviser makes the Funds' portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt by probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

         The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

         Aggregate securities transactions for the Funds during the fiscal year ended April 30, 1997 were as follows: with respect to the Conservative Investors Fund, $68,744,431 and, in connection therewith, brokerage commissions of $52,669 (100%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $179,271,861 and, in connection therewith, brokerage commissions of $280,483 (100%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Funds during the fiscal year ended April 30, 1996 were as follows: with respect to the Conservative Investors Fund, $260,211,306 and, in connection therewith, brokerage commissions of $75,237 (100%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $322,321,206 and, in connection therewith, brokerage commission of $386,197 (100%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Funds during the fiscal year ended April 30, 1995 were as follows: with respect to the Conservative Investors Fund, $207,531,166 and, in connection therewith, brokerage commissions of $3,758 (100%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $154,095,965 and, in connection therewith, brokerage commission of $143,563 (100%) were allocated to persons or firms supplying research information.

         For the fiscal year ended April 30, 1997, the Conservative Investors Fund paid an aggregate of $52,669 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $280,483 in brokerage commissions.For the fiscal year ended April 30, 1996, the Conservative Investors Fund paid an aggregate of $75,237 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $386,197 in brokerage commissions. For the fiscal year ended April 30, 1995, the Conservative Investors Fund paid an aggregate of $3,758 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $143,563 in brokerage commissions.

         The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Funds may consider sales of shares of the Funds or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         The brokerage transactions engaged in by the Funds with DLJ and its affiliates during the fiscal years ended April 30, 1995, April 30, 1996 and April 30, 1997, are set forth below:

                                                     % of Fund's
                                         % of Fund's Aggregate
Fiscal                        Amount     Aggregate   Dollar
Year                          Brokerage  Brokerage   Amount of
Ended           Fund          Commission Commissions Transactions

April 30, 1997  Growth
                  Investors   $ 50         0.02%        0%

April 30, 1997  Conservative
                  Investors    123         0.23%        0%

         The annual portfolio turnover rates of the Conservative Investors Fund and the Growth Investors Fund for the fiscal years ended April 30, 1997 and April 30, 1996 were 174% and 267% for Conservative Investors and 133% and 209% for Growth Investors, respectively.

_____________________________________________________________

                      EXPENSES OF THE FUNDS
_____________________________________________________________

         In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Funds under the appropriate federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Funds' prospectuses and other reports to shareholders, (f) costs of proxy solicitations,
(g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements

         Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Funds pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each Fund pays Alliance Fund Distributors, Inc. (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of a Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of a Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of a Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to .30% of a Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of a Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Funds' shares.

         Each Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Plans may be terminated with respect to any Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees.

         The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one- year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $39,343 and $87,204 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1997. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $45,690 and $81,307 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1996. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $47,590 and $58,355 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1995.

         For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $304,539 and $613,255 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1997 For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $316,700 and $523,545 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1996. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $307,217 and $385,615 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1995.

         For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $49,620 and $60,207 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1997. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $48,204 and $48,786 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1996. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $48,572 and $38,982 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1995.

         The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

                   CONSERVATIVE INVESTORS FUND
              Amount of Expense and Allocated Cost

                 Class A Shares  Class B Shares  Class C Shares
                 (For the Fiscal (For the Fiscal (For the Fiscal
Category         Year ended      Year ended      Year ended
of Expense       April 30, 1997) April 30, 1997) April 30, 1997)

Advertising/
 Marketing          $ 35,433         $ 52,099        $13,564

Printing and
 Mailing of
 Prospectuses
 and Semi-Annual
 and Annual
 Reports to Other
 than Current
 Shareholders       $  4,492         $ 10,087        $ 2,863

Compensation to
 Underwriters       $ 67,316         $ 91,373        $22,816

Compensation to
  Dealers           $ 46,563         $169,878        $52,407

Compensation to
  Sales Personnel   $  7,851         $  4,035        $ 1,026

Interest, Carrying or
  Other Financing
  Charges           $  -0-           $ 39,028        $ 1,601

Other (includes
  personnel costs
  of those home
  office employees
  involved in the
  distribution effort
  and the travel-
  related expenses
  incurred by the
  marketing personnel
  conducting
  seminars)         $ 67,161         $102,053       $ 27,149

Total               $228,816         $468,553       $121,426
                    ========         ========       ========

                      GROWTH INVESTORS FUND
              Amount of Expense and Allocated Cost

                 Class A Shares  Class B Shares  Class C Shares
                 (For the Fiscal (For the Fiscal (For the Fiscal
Category         Year ended      Year ended      Year ended
of Expense       April 30, 1997) April 30, 1997) April 30, 1997)

Advertising/
 Marketing          $ 29,544         $ 65,301       $ 17,127

Printing and
 Mailing of
 Prospectuses
 and Semi-Annual
 and Annual Reports
 to Other than
 Current Share-
 holders            $  8,070         $ 16,187       $  4,314

Compensation to
 Underwriters       $ 52,666         $117,218       $ 31,216

Compensation
 to Dealers         $ 72,457         $434,418       $ 69,993

Compensation to
 Sales Personnel    $ 12,934         $  9,300       $  3,333

Interest,
 Carrying or
 Other Financing
 Charges            $ -0-           $  78,701       $  2,277

Other (includes
 personnel
 costs of those
 home office
 employees
 involved in the
 distribution
 effort and the
 travel-related
 expenses incurred
 by the marketing
 personnel conducting
 seminars)          $ 80,200         $134,212       $ 34,611

TOTAL               $255,871         $855,337       $162,871
                    ========         ========       ========

Custodial Arrangements

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, MA, 02110 ("State Street Bank") is the Trust's custodian.

Transfer Agency Arrangements

         Alliance Fund Services, Inc. ("AFS"), an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A, Class B and Class C shares of the Trust, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge.

_____________________________________________________________

                       PURCHASE OF SHARES
_____________________________________________________________

         The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares --
How To Buy Shares."

General

         Shares of the Funds are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge (the "Class B shares"), without any initial sales charge, as long as the shares are held for one year or more, without any contingent deferred sales charge (the "Class C shares"),in each case as described below. Shares of the Funds that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         The minimum for initial investments for any class of shares is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder

Services," the Funds offer an automatic investment program and a 403(b)(7) retirement plan which permit investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of the Funds in the United States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Funds may refuse any order for the purchase of shares for any reason. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

         Investors may purchase shares of the Funds through selected dealers, agents or financial representatives directly through the Principal Underwriter. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Shares may also be sold in foreign countries where permissible. The Funds may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Funds is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the amount of the purchase alternative chosen by the investor, as shown in the table in the Prospectus under "Purchase and Sales of Shares." On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus, if applicable, Class A sales charges) as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus, if applicable, Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time. If the selected dealer, agent or financial representative, as applicable, fails to do so, the investor's right to purchase shares at that day's closing price must be settled between the investor and the selected dealer, agent or financial representatives, as applicable. If the selected dealer, agent or financial representative, as applicable, either receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer, agent or financial representative. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc. an affiliate of the Principal Underwriter ("Equico", in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B and Class C shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that
(i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A shares,
(iv) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote to Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders, the Class B shareholders will vote separately by Class, and (v) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Trust have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:

                                              Discount or
                                              Commission
                              As % of         to Dealers
                   As % of    the             or Agents
                   Net        Public          As % of
Amount of          Amount     Offering        Offering
Purchase           Invested   Price           Price

Less than
  $100,000         4.44%      4.25%           4.00%
$100,000 but
  less than
  $250,000         3.36       3.25            3.00
$250,000 but
  less than
  $500,000         2.30       2.25            2.00
$500,000 but
  less than
  $1,000,000*      1.78       1.75            1.50

____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the
time they are subject to the sales charge.   Proceeds from the
contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Rule 12b-1 Plans described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other Alliance Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Funds receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer or agent who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Conservative Investors Fund and of the Growth Investors Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on April 30, 1997:

Conservative Investors Fund

Net Asset Value per Class A Share
at April 30, 1997:                     $11.31

Per Share Sales Charge - 4.25%
of offering price (4.42% of net
asset value per share)                 $  .50
                                       ______

Class A Per Share Offering
Price to the Public                    $11.81
                                       ======

Growth Investors Fund

Net Asset Value per Class A Share
at April 30, 1997                      $13.12

Per Share Sales Charge - 4.25%
of offering price (4.42% of net
asset value per share)                 $  .58
                                       ______

Class A Per Share Offering
Price to the Public                    $13.70
                                       ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown in the Prospectus by combining purchases of shares of a Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other Alliance Mutual Fund. Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.

Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Conservative Investors Fund
  -Alliance Growth Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)    the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the rate 2.25% applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of a Fund or any other Alliance Mutual Fund.
Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the 3.25% sales charge on the total amount being invested, the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining shares will be registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of a Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of a Fund or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of the initial sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Funds may sell their Class A shares at net asset value (i.e., without any initial sales charge), and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates;
(ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser; the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal

Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant
Fund); (iii) the Adviser, Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates;
(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment advisor or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset- based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing in the Fund, within such time period as may be designated by the Principal Underwriter, proceeds of their redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the

Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the date of payment for the purchase of Class B shares and the date of redemption of such shares.

         Contingent Deferred Sales Charge as a % of Dollar Amount

                                      Shares
                                     Purchased         Shares
                                    On or After       Purchased
Years since        Shares         August 2, 1993        On or
  Purchase        Purchased         but Before          After
Subject to         Before          November 19,     November 19,
  Change       August 2, 1993          1993             1993
__________     ______________      _____________    ____________

First               5.00%              5.50%            4.00%
Second              4.00%              4.50%            3.00%
Third               3.00%              3.50%            2.00%
Fourth              2.00%              2.50%            1.00%
Fifth               1.00%              1.50%            None
Thereafter          None                .50%            None

         In determining the contingent deferred sales charge applicable to a redemption of Class b, it will be assumed that the redemption consists first, of any shares were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of purchase of shares originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. Class B shares will automatically convert to Class A shares on the tenth Fund business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs and such shares will no longer be subject to a higher distribution services fee. Such conversions will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares. See "Shareholder Services -- Exchange Privilege."

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that a Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees and transfer agency costs than Class A shares. Class C share will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the lesser of their original cost or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on the types of redemptions with respect to which a Class B contingent deferred sales charge would be waived (see above under "--Class B Shares"), and will be applied to redemptions of shares by shareholders who hold both Class C shares and shares of one or more other classes subject to a contingent deferred sales charge as described above under "--Class B Shares."

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution- related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those paid with respect to Class A shares.

_____________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_____________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares."

Redemption

         Subject only to the limitations described below, the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B and Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

         Payment of the redemption price may be made in cash.
The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable contingent deferred sales charge, if applicable. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, may result in capital gains or losses, the nature of which depends upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by Electronic Funds Transfer once in any 30-day period, except for certain omnibus accounts which may make such redemption requests, without limit, of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AFS A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTIONS--GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Neither the Funds nor the Adviser, the Principal Underwriter nor AFS will be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine. AFS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AFS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of the Funds represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund.

The signature or signatures on the assignment form must be guaranteed in the manner described above.

Repurchase

         The Funds may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary, selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the selected dealer or agent. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any). Normally, if shares of the Funds are offered through a financial intermediary, selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Funds as described above is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

General

         The Funds reserve the right to close out an account that through redemption has remained below $200 for 90 consecutive
days.   Shareholders will receive 60 days' written notice to
increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Funds recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_____________________________________________________________

                      SHAREHOLDER SERVICES
_____________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of
Shares--Shareholder Services."    The shareholder services set
forth below are applicable to all classes of shares unless otherwise indicated.

Automatic Investment Program

         Investors may purchase shares of the Funds through an automatic investment program utilizing Electronic Funds Transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Funds for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may exchange Class A shares of any Alliance Mutual Fund for Advisor Class shares of any other Alliance Mutual Fund, including the Fund. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to

Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS. at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m. Eastern time, on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. AFS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AFS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may legally be sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Funds may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Funds have available forms of such plans pursuant to which investments can be made in a Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self- employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by a Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan investing through the Alliance Premier Retirement Program reaches $5 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by such plan can be exchanged, without any sales charge, for Class A shares of such Fund shortly before the end of the calendar year in which the $5 million level is attained. The Fund waives any contingent deferred sales charge applicable to redemptions of Class B shares by qualified plans investing through the Alliance Premier Retirement Program.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Funds, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with a Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AFS at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Fund accounts, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

         Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "How to Sell Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges imposed when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent auditors, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

_____________________________________________________________

                         NET ASSET VALUE
_____________________________________________________________

         The net asset value of a share of each class is the quotient obtained by dividing the value, as of the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time), of the net assets of the Fund represented by that class (i.e., the value of the assets of the Fund allocated to that class less the liabilities of the Fund allocated to that class, including expenses payable or accrued) by the total number of shares of such class then outstanding at such closing.

         For purposes of this computation, readily marketable portfolio securities, including open short positions, listed on the Exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, then the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect its fair market value. Securities not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ("NASDAQ") National List ("List") are valued in like manner.

         Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Securities traded only in the over-the-counter market, excluding those admitted to trading on the List, are valued at the mean of the current bid and asked prices therefor as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees of the Trust deems appropriate to reflect the fair market value thereof. Call options written or purchased by a Fund are valued at the last sale price and put options purchased by a Fund are valued at the last sale price. Readily marketable fixed- income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees of the Trust determines that this method does not represent fair value). All other assets, including restricted securities of a Fund, are valued in such manner as the Board of Trustees of the Trust in good faith deems appropriate to reflect their fair market value.

         The Trustees may suspend the determination of a Fund's net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class pursuant to a multi-class plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act.

_____________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_____________________________________________________________

UNITED STATES FEDERAL INCOME TAXATION OF DIVIDENDS AND
DISTRIBUTIONS
_____________________________________________________________

         General. Each Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, for each taxable year. In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments.

         If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of
(i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to shareholders to meet this requirement.
Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment.

         In addition, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         The information set forth in the Funds' Prospectus and the following discussion relates solely to federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to a Fund's dividends of net investment income, but only to the extent so designated by the Fund. The amount of such dividends and distributions that may be designated by the Fund as eligible for the dividends-received deduction is limited to the amount of dividends from domestic corporations received by a Fund during the fiscal year. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of a Fund is financed with indebtedness. The dividends-received deduction shall also be disallowed with respect to a dividend unless the corporate shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year ("long-term capital assets") over net losses from capital assets held for not more than one year ("short-term capital assets")). One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in a Fund.

         Capital gains distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund (even if received shortly after the purchase of such shares by him or her) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal income tax purposes to the extent of any capital gain distribution made with respect to such shares.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

         For federal income tax purposes, when equity call options which a Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by a Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the nature of the gain or loss on the sale of stock depends upon the holding period of the stock.
There may be short-term gains or losses associated with closing purchase transactions.

         Each Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing discussion relates only to U.S. federal income tax law as it affects U.S. shareholders. The effects of federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in a Fund.

_____________________________________________________________

                       GENERAL INFORMATION
_____________________________________________________________

Description of the Trust

         The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having five separate portfolios, each of which is represented by a separate series of shares. In addition to the Funds, the other portfolios of the Trust are the Alliance Short-Term U.S. Government Fund, the Alliance Growth Fund and the Alliance Strategic Balanced Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B and Class C shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund.
The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each Series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all Series or a particular class of shares thereof.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

Capitalization

         Except as noted below under "Shareholder and Trustee
Liability," all shares of the Funds when duly issued will be fully paid and non-assessable.

         Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Funds' outstanding shares at August 15, 1997:

Names and Addresses                         % of Class

              Conservative Investors Fund - Class C

Alliance Plan Div/FTC
Howard E. Seufer IRA
Rollover Account
115 Park metta Extension
Waverly, WY 26184-9738                      6.79%

         Growth Investors Fund - Class C

Merrill Lynch
For the Sole Benefit of ITS/
  Customers
Attn:  Fund Administration
4800 Deer Lake Drive East 3rd Floor
Jacksonville, FL  32246-6486                8.54%

Voting Rights

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

         The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or
(ii) more than 50% of the outstanding shares of such Fund or such class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name,
(ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Counsel

         Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Ropes &
Gray, One International Place, Boston, Massachusetts 02110.

Independent Accountants

         The financial statements of the Conservative Investors Fund and Growth Investors Fund for the fiscal year ended
April 30, 1997, which are included in this Statement of Additional Information, have been audited by Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, the Trust's independent auditors for such period, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Total Return Quotations

         From time to time, a Fund may advertise its "total return." Total return is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for recent one-, five- and ten-year periods (or the life of a Fund or class, if shorter). Total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over such period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The average annual compounded total return for Class A shares of the Conservative Investors and Growth Investors Funds was 3.35% and 2.19%, respectively, for the one-year period ended April 30, 1997. The average annual compounded total return for Class A shares of the Conservative Investors and Growth Investors Funds was 6.56% and 10.20%, respectively, for the period May 4, 1992 (commencement of distribution of Class A shares) through April 30, 1997. The average annual compounded total return for Class B shares of the Conservative Investors and Growth Investors Funds was 3.10% and 2.25%, respectively, for the one year period ended April 30, 1997. The average annual compounded total return for Class B shares of the Conservative Investors and Growth Investors Funds was 6.72% and 10.37%, respectively, for the period May 4, 1992 (commencement of distribution of Class B shares) through April 30, 1997. The average annual compounded total return for Class C shares of the Conservative Investors and Growth Investors Funds was 6.10% and 5.04% respectively, for the one-year period ended April 30, 1997. The average annual compounded total return for Class C shares of the Conservative Investors and Growth Investors Funds was 5.18% and 8.64%, respectively, for the period August 2, 1993 (commencement of distribution of Class C shares) through April 30, 1997.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The
New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

Additional Information

         This Statement of Additional Information does not contain all the information set forth in the Registration
Statement filed by the Trust with the SEC under the Securities
Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

ALLIANCE GROWTH INVESTORS FUND AND ALLIANCE CONSERVATIVE INVESTORS FUND

ANNUAL REPORT
APRIL 30, 1997

ALLIANCE CAPITAL

PORTFOLIO OF INVESTMENTS
APRIL 30, 1997                                   ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-68.6%
UNITED STATES INVESTMENTS-45.0%
CONSUMER NONCYCLICALS-11.5%
APPAREL & TEXTILE-0.5%
Reebok International, Ltd.                       13,050      $   499,163

BEVERAGES-0.9%
Coca-Cola Co.                                    14,000          890,750

BIOTECHNOLOGY-1.3%
Biogen, Inc. (a)                                  9,450          302,400
Centocor, Inc. (a)                               25,323          712,209
GelTex Pharmaceuticals, Inc. (a)                 12,400          204,600
Medimmune, Inc. (a)                               2,900           37,700
                                                             ------------
                                                               1,256,909

BROADCASTING-0.3%
Tele-Communications, Inc.-
  Liberty Media Cl.A (a)                         15,850          298,178

COSMETICS-0.5%
Gillette Co.                                      5,680          482,800

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES-3.6%
Boston Scientific Corp. (a)                       9,331          450,221
Compdent Corp. (a)                                1,500           24,188
Jones Medical Industries, Inc.                    1,700           59,925
Medtronic, Inc.                                   6,048          418,824
Merck & Co., Inc.                                13,860        1,254,330
National Surgery Centers, Inc. (a)                1,800           54,000
Oxford Health Plans, Inc. (a)                     3,500          230,562
PacifiCare Health Systems, Inc. Cl.B (a)          2,450          196,612
Pfizer, Inc.                                      7,250          696,000
Premier Research Worldwide, Ltd. (a)                800            7,700
Rotech Medical Corp. (a)                          2,900           45,675
                                                             ------------
                                                               3,438,037

ENTERTAINMENT & LEISURE-1.5%
Carnival Corp. Cl.A                               4,900          180,688
Time Warner, Inc.                                10,400          468,000
Walt Disney Co.                                   9,770          801,140
                                                             ------------
                                                               1,449,828

FOOD-0.8%
Campbell Soup Co.                                 9,340          477,507
Nabisco Holdings Corp. Cl.A                       6,365          244,257
United Natural Foods, Inc. (a)                    3,200           49,600
                                                             ------------
                                                                 771,364

HOUSEHOLD PRODUCTS-0.7%
Colgate-Palmolive Co.                             4,790          531,690
Silgan Holdings, Inc. (a)                         4,100          108,650
                                                             ------------
                                                                 640,340

PRINTING & PUBLISHING-0.4%
New York Times Co. Cl.A                           8,900          384,925

TOBACCO-0.9%
Philip Morris Cos., Inc.                         20,400          803,250

MISCELLANEOUS-0.1%
Interim Services, Inc. (a)                        1,200           46,500
                                                             ------------
                                                              10,962,044

TECHNOLOGY-9.4%
AEROSPACE & DEFENSE-0.9%
Boeing Co.                                        2,100          207,113
General Dynamics Corp.                            4,500          320,625
United Technologies Corp.                         4,800          363,000
                                                             ------------
                                                                 890,738


11


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-0.3%
Sterling Commerce, Inc. (a)                           1      $        26
Tellabs, Inc. (a)                                 7,500          299,062
                                                             ------------
                                                                 299,088

COMPUTER HARDWARE-0.5%
COMPAQ Computer Corp. (a)                         5,000          426,875

COMPUTER NETWORKING SOFTWARE-1.1%
Cisco Systems, Inc. (a)                          15,650          809,888
Netscape Communications Corp. (a)                 5,200          140,725
Network General Corp. (a)                         1,600           22,000
                                                             ------------
                                                                 972,613

COMPUTER PERIPHERALS-0.4%
Seagate Technology, Inc. (a)                      8,200          376,175

COMPUTER SERVICES-0.3%
First Data Corp.                                  9,200          317,400

COMPUTER SOFTWARE-1.6%
3D Labs, Inc., Ltd. (a)                           1,700           39,950
HMT Technology Corp. (a)                          2,900           31,900
Insight Enterprises, Inc. (a)                     1,800           42,750
Microsoft Corp. (a)                               4,200          510,300
Oracle Systems Corp. (a)                         18,250          725,437
Spectrum Holobyte, Inc. (a)                       2,200           13,475
Sterling Software, Inc. (a)                       1,600           48,800
Systemsoft Corp. (a)                              3,400           25,925
Universal Outdoor Holdings, Inc. (a)              1,700           46,325
                                                             ------------
                                                               1,484,862

ELECTRICAL EQUIPMENT-1.0%
General Electric Co.                              8,500          942,437
Harman International Industries, Inc. New           900           34,425
                                                             ------------
                                                                 976,862

ELECTRONICS-0.0%
General Instrument Corp. (a)                          1               23
Kent Electronics Corp. (a)                        1,500           37,500
                                                             ------------
                                                                  37,523

MEDICAL PRODUCTS-0.1%
Enterprise Systems, Inc. (a)                      2,600           60,450

SEMI-CONDUCTORS & RELATED-2.5%
Altera Corp. (a)                                 15,522          769,309
Intel Corp.                                       8,831        1,352,247
National Semiconductor Corp. (a)                  2,000           50,000
Teradyne, Inc. (a)                                7,500          245,625
                                                             ------------
                                                               2,417,181

TELECOMMUNICATIONS-0.7%
Frontier Corp.                                    6,500          103,188
Teleport Communications Group, Inc. Cl.A (a)      5,000          142,500
WorldCom, Inc. (a)                               19,970          479,280
                                                             ------------
                                                                 724,968
                                                             ------------
                                                               8,984,735

FINANCE-9.4%
BANKS-0.9%
Chase Manhattan Corp.                             6,500          602,062
First Union Corp.                                 3,300          277,200
                                                             ------------
                                                                 879,262


12


                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
BROKERAGE & MONEY MANAGEMENT-1.3%
Hambrecht & Quist Group, Inc. (a)                 2,800      $    46,550
Merrill Lynch & Co., Inc.                        12,460        1,186,815
                                                             ------------
                                                               1,233,365

FINANCIAL SERVICES-2.0%
American Express Co.                             10,300          678,512
Beneficial Corp.                                  6,000          384,000
Dean Witter, Discover & Co.                      19,400          742,050
Firstplus Financial Group, Inc. (a)               2,100           46,463
                                                             ------------
                                                               1,851,025

INSURANCE-2.8%
Loews Corp.                                       3,000          275,625
NAC Re Corp.                                     14,000          542,500
Penncorp Financial Group, Inc.                   10,300          354,063
TIG Holdings, Inc.                               14,000          388,500
Travelers Group, Inc.                            19,380        1,073,167
                                                             ------------
                                                               2,633,855

MUTUAL FUND-0.1%
Morgan Stanley Asia Pacific Fund                 13,334          130,007

REAL ESTATE-0.2%
American General Hospitality Corp.                1,300           32,012
Innkeepers USA Trust                              4,300           60,200
JP Realty, Inc.                                   2,000           50,750
Macerich Co.                                      1,900           49,400
                                                             ------------
                                                                 192,362

MISCELLANEOUS-2.1%
MBNA Corp.                                       27,150          895,950
MGIC Investment Corp.                             8,000          650,000
PMI Group, Inc.                                   9,600          490,800
                                                             ------------
                                                               2,036,750
                                                             ------------
                                                               8,956,626

ENERGY-5.4%
DOMESTIC PRODUCTS-0.7%
Apache Corp.                                     11,500          391,000
Brown (Tom), Inc. (a)                             7,500          136,875
Murphy Oil Corp.                                  4,000          174,000
                                                             ------------
                                                                 701,875

INTERNATIONAL-0.7%
Texaco, Inc.                                      6,100          643,550

OIL & GAS SERVICES-3.6%
BJ Services Co. (a)                              14,250          671,531
Costilla Energy, Inc. (a)                         5,700           68,400
Halliburton Co.                                   4,500          317,813
KCS Energy, Inc.                                  2,400           78,000
Nabors Industries, Inc. (a)                      26,000          487,500
Noble Drilling Corp. (a)                         17,300          300,588
Parker Drilling Co. (a)                          12,500           96,875
Rowan Cos, Inc. (a)                               4,900           88,200
Schlumberger, Ltd.                                3,500          387,625
Transocean Offshore, Inc.                        14,500          879,062
                                                             ------------
                                                               3,375,594

UTILITY / ELECTRIC-0.3%
FPL Group, Inc.                                   6,400          285,600

MISCELLANEOUS-0.1%
Superior Services, Inc. (a)                       3,500           77,000
Ultramar Diamond
Shamrock                                          1,640           52,685
                                                             ------------
                                                                 129,685
                                                             ------------
                                                               5,136,304

BASIC INDUSTRIES-3.1%
CONTAINERS-0.3%
Aptargroup, Inc.                                    200            8,000
Crown Cork & Seal Co., Inc.                       4,800          262,800
                                                             ------------
                                                                 270,800


13


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
ENVIRONMENTAL CONTROL-1.4%
United States Filter Corp. (a)                    2,400      $    72,900
United Waste Systems, Inc. (a)                    2,500           84,375
USA Waste Services, Inc. (a)                     14,900          487,975
WMX Technologies, Inc.                           24,000          705,000
                                                             ------------
                                                               1,350,250

MACHINERY-0.8%
Allied-Signal, Inc.                               8,600          621,350
Comverse Technology, Inc. (a)                     3,900          153,075
                                                             ------------
                                                                 774,425

MINING & METALS-0.6%
Century Aluminum Co.                              4,000           66,000
Gibraltar Steel Corp. (a)                         2,900           71,050
Kaiser Aluminum Corp. (a)                        29,800          320,350
Olympic Steel, Inc. (a)                             800           12,450
Reynolds Metals Co.                                 400           27,150
Steel Dynamics, Inc. (a)                          3,000           58,500
                                                             ------------
                                                                 555,500
                                                             ------------
                                                               2,950,975

CONSUMER CYCLICALS-2.8%
AIRLINES-0.3%
Northwest Airlines Corp. Cl.A (a)                 6,500          253,500

RAILROAD TRANSPORTATION-0.9%
Genesee & Wyoming, Inc. Cl.A (a)                  2,400           68,100
Hub Group, Inc. Cl.A (a)                          1,400           37,100
Union Pacific Corp.                              11,200          714,000
                                                             ------------
                                                                 819,200

RESTAURANTS & LODGING-0.8%
Host Marriott Corp. (a)                          21,700          377,038
La Quinta Inns, Inc.                             15,550          340,156
                                                             ------------
                                                                 717,194

RETAIL -FOOD & DRUGS-0.1%
Rite Aid Corp.                                    3,000          138,000

RETAIL-GENERAL-0.6%
Circuit City Stores, Inc. (a)                     9,450          141,750
Dayton Hudson Corp.                               9,700          436,500
Ugly Duckling Corp. (a)                           3,000           42,375
                                                             ------------
                                                                 620,625

TRANSPORTATION & SHIPPING-0.0%
Knightsbridge Tankers, Ltd.                       2,200           50,050

MISCELLANEOUS-0.1%
Equity Corp. International (a)                    2,700           58,050
                                                             ------------
                                                               2,656,619

CONSUMER MANUFACTURING-1.6%
APPLIANCES-1.0%
Sunbeam Corp., Inc.                              29,200          927,100

AUTO & RELATED-0.6%
Federal Mogul Corp.                               9,600          265,200
Republic Waste Industries, Inc. (a)              11,500          285,344
                                                             ------------
                                                                 550,544
                                                             ------------
                                                               1,477,644

BASIC MATERIALS-1.4%
CHEMICALS-1.0%
Crompton & Knowles Corp.                          6,600          143,550
Cytec Industries, Inc. (a)                        6,600          248,325
Freeport McMoran, Inc.                            8,000          234,000
Monsanto Co.                                      5,000          213,750
Polymer Group, Inc. (a)                           3,200           40,800
                                                             ------------
                                                                 880,425


14


                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION-0.4%
Martin Marietta Materials, Inc.                  14,600      $   397,850
                                                             ------------
                                                               1,278,275

MULTI INDUSTRY-0.4%
Corestaff, Inc. (a)                               2,800           48,650
Petco Animal Supplies, Inc. (a)                   3,100           66,263
U.S. Industries, Inc. (a)                         7,300          263,712
                                                             ------------
                                                                 378,625
Total United States Investments
  (cost $35,380,038)                                          42,781,847

FOREIGN INVESTMENTS-23.6%
AUSTRALIA-0.3%
Coca Cola Amatil Ltd.                             6,042           69,071
Mayne Nickless, Ltd.                              5,000           30,999
Qantas Airways, Ltd.                              7,000           14,548
WMC, Ltd.                                         9,281           55,007
Woolworths Ltd.                                  47,434          139,827
                                                             ------------
                                                                 309,452

BELGIUM-0.2%
Delhaize-Le Lion, S.A.                            1,150           57,741
Kredietbank, N.V.                                   300          116,853
                                                             ------------
                                                                 174,594

CANADA-0.4%
Cognos, Inc (a)                                   2,000           50,750
Gulf Canada Resources, Ltd. (a)                  29,200          237,250
Philip Environmental, Inc (a)                     5,500           86,625
                                                             ------------
                                                                 374,625

CHINA-0.1%
Guangshen Railway Ltd. (ADR) (a)                  2,000           47,500

DENMARK-0.1%
Den Danske Bank                                   1,200          103,783

FINLAND-1.1%
Huhtamaki Group                                   1,510      $    65,477
Nokia AB OY Corp. pfd.                            1,180           73,608
Nokia Corp. Cl.A (ADR)                            9,750          630,094
Orion-Yhtmae OY Cl.B                              3,010          113,271
Rauma OY                                            107            2,202
Rautaruukki OY                                    6,382           55,961
UPM-Kymmene Corp.                                 2,800           64,072
Valmet Corp.                                      4,100           69,300
                                                             ------------
                                                               1,073,985

FRANCE-1.9%
Bouygues                                          1,015           95,126
Cie Bancaire                                        384           50,661
Generale des Eaux                                 1,165          162,280
GTM Entrepose, S.A.                                 815           49,083
Legris Ind., S.A.                                 1,620           75,497
Michelin                                          1,740           97,218
Promodes                                            110           37,110
SEITA                                             4,000          142,414
SGS-Thomson Microelectronics N.V., Ltd. (a)         650           50,116
Societe Centrale des Assurances
  Generales de France                             4,890          159,104
Societe Des Immeubles                               567           35,750
Societe Francaise d'Invetissements
  Immobiliers et de Gestion                         500           38,636
Societe Generale                                    490           54,906
Societe Nacionale Elf Aquitaine                   2,670          258,926
Technip, S.A.                                       950          100,428
Total, S.A. Cl.B                                  3,594          298,038
Unibail, S.A.                                       760           73,571
Usinor Sacilor                                    4,200           63,470
                                                             ------------
                                                               1,842,334


15


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
GERMANY-1.5%
Bayer A.G.                                        5,270      $   209,668
Continental A.G.                                  7,900          173,802
Henkel KGaA pfd.                                  2,150          116,699
Hornbach Holding A.G. pfd.                        1,180           75,632
KSB A.G.-Vorzug pfd.                                300           59,072
Merck KG                                          1,200           47,604
Preussag A.G.                                       280           71,868
Schmalbach Lubeca A.G.                            1,180          258,921
Suedzucker A.G.                                     142           67,523
Veba A.G.                                         5,110          263,201
Volkswagen A.G.                                     120           76,291
                                                             ------------
                                                               1,420,281

HONG KONG-0.3%
Asia Satellite Telephone                          2,000            5,073
Citic Pacific, Ltd.                              10,000           54,089
Dao Heng Bank Group, Ltd.                         4,000           19,002
First Pacific Co., Ltd.                          33,208           39,653
Hong Kong & China Gas Co., Ltd.                  17,280           27,438
Hysan Development Co., Ltd.                       6,000           16,575
New World Development Co., Ltd.                   4,000           23,081
Swire Pacific, Ltd. Cl.A                          5,000           38,566
Television Broadcasts of Hong Kong, Ltd.         14,000           57,471
Varitronix International, Ltd.                    1,000            1,394
Wharf Holdings                                    7,000           26,477
                                                             ------------
                                                                 308,819

INDIA-0.2%
Bajaj Auto, Ltd. (GDR) (b)                        2,200           70,950
Industrial Credit & Investment Corp. of
  India, Ltd. GDR (b)                             2,000           19,800
State Bank of India (GDR) (b)                     2,100           50,610
Videsh Sanchar Nigam, Ltd. (a)(b)                 1,300           25,669
                                                             ------------
                                                                 167,029

INDONESIA-0.1%
Pt Indosat                                       32,000           88,230
Telekomunikasi Indiana Cl.B                      27,000           39,167
                                                             ------------
                                                                 127,397

IRELAND-0.3%
Allied Irish Banks                               18,000          128,251
Saville Systems Ireland Plc (ADR) (a)             1,200           49,350
Smurfit (Jefferson) Group Plc                    23,000           57,003
                                                             ------------
                                                                 234,604

ITALY-0.6%
Ente Nazionale Idrocarburi                       20,200          102,524
IMI LNV                                          11,200           95,406
Industrie Natuzzi S.p.A. (ADR)                    1,900           42,275
Montedison S.p.A                                 86,000           56,306
Parmalat Finanziaria S.p.A.                      25,160           36,590
Telecom Italia                                   73,400          193,127
                                                             ------------
                                                                 526,228

JAPAN-7.4%
77th Bank                                        14,000          114,704
Advantest                                           200           11,108
Amano Corp.                                       1,000            9,375
Canon, Inc.                                      10,000          237,129
Credit Saison Co., Ltd.                           9,000          173,002
Dai Nippon Printing Co., Ltd.                     5,000           90,204
Daiichi Pharmaceutical Co.                        9,000          144,641
Daikin Industries, Ltd.                          17,000          133,525
Daito Trust Construction Co., Ltd.               16,700          168,401


16


                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
DDI Corp.                                            41      $   272,289
East Japan Railway Co.                               21           90,826
Fuji Photo Film, Co.                              4,000          152,834
Fujitec Co., Ltd.                                13,000          132,115
Furukawa Co., Ltd.                               26,000           84,595
Hirose Electric Co.                               4,000          218,695
Hitachi Chemical                                 12,000           81,301
Honda Motor Co.                                   5,000          155,198
Hoya Corp.                                        5,000          229,251
Ishikawajima-Harima Heavy Industries             20,000           74,526
Japan Tobacco, Inc.                                  26          165,707
Kamigumi Co., Ltd.                                5,000           24,737
Kokuyo                                            8,000          173,947
Kuraray Co., Ltd.                                13,000          114,704
Long-Term Credit Bank of Japan                   28,000           75,220
Makita Corp.                                     11,000          150,786
Matsushita Electric Works                         5,000           50,813
Mitsubishi Heavy Industries, Ltd.                16,000          105,629
National House Industrial Co.                     5,000           59,085
NGK Insulators                                   12,000          105,881
NGK Spark Plug Co.                                9,000           90,046
Nintendo Corp., Ltd.                              1,200           87,730
Nisshin Steel Co., Ltd.                          34,000           84,374
Onward Kashiyama Co., Ltd.                        9,000          115,571
Pioneer Electronic Corp.                          8,000          143,065
Rohm Co.                                          5,000          387,600
Sankyo Co.                                        6,000          160,712
Santen Pharmaceutical Co.                         2,000           35,924
Sekisui Chemical Co., Ltd.                        9,000           86,501
Seven-Eleven Japan Co., Ltd.                      4,000          253,673
Shimano Industrial Co.                            5,000           84,295
Shiseido Co., Ltd.                                8,000          114,704
Sumitomo Electric Industries                      5,000           67,751
Sumitomo Rubber Industries                       17,000          111,159
Taisho Pharmaceutical Co.                         8,000          197,897
Takeda Chemical Industries                        4,000           92,331
Takuma Co., Ltd.                                  8,000           86,974
TDK Corp.                                         4,000          288,337
Toagosei Co., Ltd.                               39,000          145,019
Toda Corp.                                       29,000          155,355
Tokyo Steel Mfg.                                  3,000           32,142
Toyoda Automatic Loom Works                       8,000          143,696
Toyota Motor Corp.                                9,000          260,921
Yamaguchi Bank                                    8,000          106,511
Yamanouchi Pharmaceutical Co., Ltd.               7,000          149,447
                                                             ------------
                                                               7,081,963

KOREA-0.1%
Korea Electric Power Corp. (ADR)                  2,000           34,000
SK Telecom Co., Ltd. (ADR)                        6,180           58,710
                                                             ------------
                                                                  92,710

LUXEMBOURG-0.1%
Millicom International Cellular, S.A. (a)         1,500           68,250

MALAYSIA-0.2%
AMMB Holdings Berhad                              6,000           39,908
Malakoff Berhad                                   7,000           27,880
Malayan Bank Berhad                               4,000           39,828
Resorts World Berhad                             16,000           58,945
                                                             ------------
                                                                 166,561

NETHERLANDS-1.3%
AKZO Nobel N.V.                                   1,870          240,913
Fortis Amev N.V.                                  6,760          255,022
Hunter Douglas N.V.                               1,600          130,575


17


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Internationale Nederlanden Groep N.V.             6,210      $   243,836
Koninklijke Hoogovens N.V.                        2,400          109,634
Koninklijke KNP BT                                3,400           67,012
Stork N.V.                                        1,100           47,370
Vendex International N.V.                         2,020           95,904
                                                             ------------
                                                               1,190,266

NEW ZEALAND-0.1%
Fletcher Challenge, Ltd.                         12,196           16,825
Lion Nathan, Ltd.                                15,000           36,083
Telecom Corp. of New Zealand, Ltd.               12,000           53,823
                                                             ------------
                                                                 106,731

NORWAY-0.3%
Bergesen D.Y. AS Cl.A                             6,500          134,177
Den Norske Bank                                  19,000           68,570
Orkla ASA                                         1,100           92,217
                                                             ------------
                                                                 294,964

PHILIPPINES-0.0%
Manila Electric Co. Cl.B                          3,900           24,255
Philippine Commercial International Bank          1,000           12,325
                                                             ------------
                                                                  36,580

RUSSIA-0.1%
Tatneft (ADR) (a)(b)                                600           44,970

SINGAPORE-0.3%
Development Bank of Singapore                     1,000           11,883
Overseas Union Banking Corp., Ltd.                8,400           55,129
Overseas- Chinese Banking Corp., Ltd.             6,600           77,057
Singapore Airlines, Ltd.                          1,000            8,843
Singapore Press Holdings, Ltd.                    5,000           92,573
                                                             ------------
                                                                 245,485

SPAIN-0.7%
Banco Bilbao Vizcaya                              2,400          161,527
Banco Santander, S.A.                             1,200           90,284
Repsol, S.A.                                      1,980           83,016
Tabacalera, S.A. Series A                         2,320          116,472
Telefonica de Espana                              7,200          184,426
                                                             ------------
                                                                 635,725

SWEDEN-0.3%
AB Astra Series A                                 4,100          167,769
Sparbanken Sverige AB Cl.A                        4,220           75,312
                                                             ------------
                                                                 243,081

SWITZERLAND-1.1%
Baloise Holdings, Ltd.                               51          107,598
Ciba-Geigy A.G.                                   2,113          182,044
Holderbank Financiere Glarus A.G.                   145          112,825
Nestle, S.A.                                         93          112,930
Novartis A.G. (ADR)                                 233          306,957
Schindler Holding A.G.
  Chf100 Regd                                        40           47,487
  Participating Certificate                          42           50,858
SMH A.G. Neuenburg                                  420           55,559
Zurich Versicherungsgesellschaft                    286           93,904
                                                             ------------
                                                               1,070,162

THAILAND-0.1%
Bangkok Bank Public Co., Ltd.                     2,000           18,528
Thai Farmers Bank Co.                            10,000           60,484
  warrants, expiring 9/15/02                        250              182
                                                             ------------
                                                                  79,194

UNITED KINGDOM-4.7%
Anglian Water Plc                                16,400          181,543
BAA Plc                                          12,600          104,353
Barclays Plc                                      3,630           67,481
Bass Plc                                         10,900          140,622
BG Plc                                           24,000           69,238
Boots Co.                                         9,500          106,856


18


                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
BPB Plc                                          13,200      $    71,028
British Aerospace                                 6,370          135,350
British Petroleum Co. Plc                        12,980          148,944
British Telecommunications Plc                   23,800          174,353
Cable & Wireless                                 14,100          108,578
Carlton Communications Plc                       17,500          143,517
Compass Group Plc                                18,200          199,404
Doncasters Plc (ADR) (a)                          3,200           72,000
Energy Group (a)                                  5,622           44,648
General Accident                                  5,500           78,132
Granada Group Plc                                11,000          158,849
Holliday Chemical Holdings Plc                   20,600           50,415
Kingfisher Plc                                    9,800          106,100
Ladbroke Group Plc                               57,200          213,225
PowerGen Plc                                     13,800          144,486
Royal & Sun Alliance Insurance Group Plc         11,150           87,827
Rugby Group Plc                                  67,750          122,982
Scottish & Newcastle Plc                         13,000          140,746
Scottish Power                                   18,500          112,139
Shell Transportation and Trading Co.              5,190           91,771
Siebe Plc                                         8,930          132,141
Smithkline Beecham Plc                            4,000          322,500
TI Group Plc                                     14,390          123,376
Tomkins Plc                                      53,900          232,373
Unilever Plc                                      2,290           60,164
United Assurance Group Plc                        7,790           62,118
United News Media Plc                            12,220          149,334
Vodafone Group Plc                               24,820          111,026
Whitbread                                        12,000          149,757
                                                             ------------
                                                               4,417,376

Total Foreign Investments
  (cost $21,099,822)                                          22,484,649
Total Common Stocks & Other Investments
  (cost $56,479,860)                                          65,266,496
                                                             ------------


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES-17.3%
Federal Home Loan Bank
  7.00%, 9/01/11                                 $  987      $   979,529
Federal National MortgageAssn.
  6.50%, 1/01/11                                     97           94,737
  6.50%, 5/01/11                                  1,883        1,829,638
  7.00%, 5/01/26                                  1,055        1,023,960
Government National Mortgage Assn.
  7.50%, 1/15/27                                    848          840,544
  8.00%, 1/15/27                                  1,976        2,002,220
U.S. Treasury Bond
  6.625%, 2/15/27                                 2,045        1,962,239
U.S. Treasury Notes
  5.75%, 8/15/03                                    935          892,925
  6.125%, 8/31/98                                 3,750        3,751,162
  6.375%, 5/15/99                                 2,000        2,002,820
  6.50%, 8/15/05                                    845          832,460
  6.875%, 5/15/06                                   300          302,532
Total U.S. Government & Agencies
  (cost $16,567,105)                                          16,514,766

YANKEE BONDS-1.4%
Deutsche Bank Financial, Inc.
  6.70%, 12/13/06                                   650          624,201
Ras Laffan Liquefied Natural Gas
  8.294%, 3/15/14 (b)                               650          660,780
Total Yankee Bonds
  (cost $1,298,046)                                            1,284,981

CORPORATE DEBT OBLIGATIONS-1.3%
FINANCIAL-1.3%
Dime Capital Trust I Ser. A
  9.33%, 5/06/27                                    600          600,750


19


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
Ford Motor Credit Co.
  6.125%, 1/09/06                                $  650      $   599,638
Sumitomo Bank International
  .75%, 5/31/01 (c)                         JPY   9,000           74,403
Total Corporate Debt Obligations
  (cost $1,275,746)                                            1,274,791

SHORT-TERM DEBT SECURITIES-10.4%
Student Loan Marketing Assn.
  5.28%, 5/01/97
  (amortized cost $9,900,000)                    $9,900      $ 9,900,000

TOTAL INVESTMENTS -99.0%
  (cost $85,520,757)                                          94,241,034
Other assets less liabilities-1.0%                               954,171

NET ASSETS-100%                                              $95,195,205


(a)  Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amounted to $872,779 or 0.9% of net assets.

(c)  Japanese holding.

     Glossary of Terms:

     ADR  -  American depository receipt
     GDR  -  Global depository receipt

     See notes to financial statements.


20


PORTFOLIO OF INVESTMENTS
APRIL 30, 1997                             ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-29.4%
UNITED STATES INVESTMENTS-21.7%
CONSUMER NONCYCLICALS-6.4%
APPAREL & TEXTILE-0.3%
Reebok International, Ltd.                        3,984      $   152,388

BEVERAGES-0.6%
Coca-Cola Co.                                     4,200          267,225

BIOTECHNOLOGY-0.6%
Biogen, Inc. (a)                                  2,764           88,448
Centocor, Inc. (a)                                3,691          103,809
GelTex Pharmaceuticals, Inc. (a)                  3,000           49,500
                                                             ------------
                                                                 241,757

COSMETICS-0.3%
Gillette Co.                                      1,765          150,025

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES-2.2%
Boston Scientific Corp. (a)                       2,835          136,789
Medtronic, Inc.                                   1,579          109,346
Merck & Co., Inc.                                 3,200          289,600
Oxford Health Plans, Inc. (a)                     1,500           98,812
PacifiCare Health Systems, Inc. Cl.B (a)          1,200           96,300
Pfizer, Inc.                                      2,300          220,800
                                                             ------------
                                                                 951,647

ENTERTAINMENT & LEISURE-0.7%
Carnival Corp. Cl.A                               1,400           51,625
Time Warner, Inc.                                 1,500           67,500
Walt Disney Co.                                   2,433          199,506
                                                             ------------
                                                                 318,631

FOOD-0.5%
Campbell Soup Co.                                 3,080          157,465
Nabisco Holdings Corp. Cl.A                       1,450           55,644
                                                             ------------
                                                                 213,109

HOUSEHOLD PRODUCTS-0.4%
Colgate-Palmolive Co.                             1,585          175,935

PRINTING & PUBLISHING-0.2%
New York Times Co. Cl.A                           2,300           99,475

TOBACCO-0.6%
Philip Morris Cos., Inc.                          6,150          242,156
                                                             ------------
                                                               2,812,348

TECHNOLOGY-4.9%
AEROSPACE & DEFENSE-0.5%
Boeing Co.                                          500           49,312
General Dynamics Corp.                            1,000           71,250
United Technologies Corp.                         1,400          105,875
                                                             ------------
                                                                 226,437

COMMUNICATIONS EQUIPMENT-0.2%
Tellabs, Inc. (a)                                 1,700           67,788

COMPUTER HARDWARE-0.3%
COMPAQ Computer Corp. (a)                         1,550          132,331
COMPUTER NETWORKING SOFTWARE-0.5%
Cisco Systems, Inc. (a)                           3,550          183,712
Netscape Communications Corp. (a)                 1,550           41,947
                                                             ------------
                                                                 225,659

COMPUTER PERIPHERALS-0.1%
Seagate Technology, Inc. (a)                      1,200           55,050


21


PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMPUTER SERVICES-0.2%
First Data Corp.                                  2,800      $    96,600

COMPUTER SOFTWARE-0.7%
Microsoft Corp. (a)                               1,200          145,800
Oracle Systems Corp. (a)                          4,150          164,963
                                                             ------------
                                                                 310,763

ELECTRICAL EQUIPMENT-0.6%
General Electric Co.                              2,300          255,012

SEMI-CONDUCTORS & RELATED-1.3%
Altera Corp. (a)                                  4,453          220,702
Intel Corp.                                       2,080          318,500
National Semiconductor Corp. (a)                  1,000           25,000
Teradyne, Inc. (a)                                  500           16,375
                                                             ------------
                                                                 580,577

TELECOMMUNICATIONS-0.5%
Tele-Communications, Inc.-
  Liberty Media Cl.A (a)                          4,850           91,241
Teleport Communications
  Group, Inc. Cl.A (a)                            1,500           42,750
WorldCom, Inc. (a)                                3,825           91,800
                                                             ------------
                                                                 225,791
                                                             ------------
                                                               2,176,008

FINANCE-3.8%
BANKS-0.4%
Chase Manhattan Corp.                             1,100          101,888
First Union Corp.                                 1,000           84,000
                                                             ------------
                                                                 185,888

BROKERAGE & MONEY MANAGEMENT-0.4%
Merrill Lynch & Co., Inc.                         1,700          161,925

FINANCIAL SERVICES-1.0%
American Express Co.                              3,200          210,800
Dean Witter, Discover & Co.                       5,700          218,025
                                                             ------------
                                                                 428,825

INSURANCE-1.0%
Penncorp Financial Group, Inc.                    3,000          103,125
Travelers Group, Inc.                             6,106          338,120
                                                             ------------
                                                                 441,245

MISCELLANEOUS-1.0%
MBNA Corp.                                        8,250          272,250
MGIC Investment Corp.                             1,000           81,250
PMI Group, Inc.                                   1,700           86,912
                                                             ------------
                                                                 440,412

                                                             ------------
                                                               1,658,295

ENERGY-2.3%
DOMESTIC PRODUCTS-0.3%
Apache Corp.                                      2,500           85,000
Brown (Tom), Inc. (a)                             1,000           18,250
Murphy Oil Corp.                                    600           26,100
                                                             ------------
                                                                 129,350

INTERNATIONAL-0.4%
Texaco, Inc.                                      1,800          189,900

OIL & GAS SERVICES-1.4%
BJ Services Co. (a)                               3,600          169,650
Halliburton Co.                                   1,000           70,625
Nabors Industries, Inc. (a)                       5,600          105,000
Noble Drilling Corp. (a)                          2,200           38,225
Parker Drilling Co. (a)                           2,000           15,500
Transocean Offshore, Inc.                         3,200          194,000
                                                             ------------
                                                                 593,000

UTILITY / ELECTRIC-0.2%
FPL Group, Inc.                                   2,200           98,175
                                                             ------------
                                                               1,010,425


22


                                           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER CYCLICALS-1.4%
AIRLINES-0.2%
Northwest Airlines Corp. Cl.A (a)                 2,100      $    81,900
RAILROAD TRANSPORTATION-0.4%
Union Pacific Corp.                               3,200          204,000
RESTAURANTS & LODGING-0.4%
Host Marriott Corp. (a)                           3,600           62,550
La Quinta Inns, Inc.                              4,850          106,094
                                                             ------------
                                                                 168,644

RETAIL-GENERAL-0.4%
Circuit City Stores, Inc. (a)                     2,300           34,500
Dayton Hudson Corp.                               3,200          144,000
                                                             ------------
                                                                 178,500
                                                             ------------
                                                                 633,044

BASIC INDUSTRIES-1.4%
CONTAINERS-0.2%
Crown Cork & Seal Co., Inc.                       1,300           71,175

ENVIRONMENTAL CONTROL-0.6%
USA Waste Services, Inc. (a)                      4,300          140,825
WMX Technologies, Inc.                            4,100          120,437
                                                             ------------
                                                                 261,262

MACHINERY-0.4%
Allied-Signal, Inc.                               2,800          202,300

MINING & METALS-0.2%
Kaiser Aluminum Corp. (a)                         8,450           90,837
Reynolds Metals Co.                                 100            6,788
                                                             ------------
                                                                  97,625
                                                             ------------
                                                                 632,362

CONSUMER MANUFACTURING-0.9%
APPLIANCES-0.6%
Sunbeam Corp., Inc.                               8,300          263,525

AUTO & RELATED-0.3%
Federal Mogul Corp.                               2,200           60,775
Republic Waste Industries, Inc. (a)               3,150           78,159
                                                             ------------
                                                                 138,934
                                                             ------------
                                                                 402,459

MULTI INDUSTRY-0.4%
U.S. Industries, Inc. (a)                         5,300          191,463

BASIC MATERIALS-0.2%
CHEMICALS-0.2%
Cytec Industries, Inc. (a)                          500           18,813
Freeport McMoran, Inc.                            1,500           43,875
                                                             ------------
                                                                  62,688

Total United States Investments
  (cost $7,844,022)                                            9,579,092

FOREIGN INVESTMENTS-7.7%
AUSTRALIA-0.0%
Woolworths Ltd.                                   8,173           24,093

BELGIUM-0.1%
Delhaize-Le Lion S.A.                               170            8,536
Kredietbank, N.V.                                    40           15,580
                                                             ------------
                                                                  24,116

CANADA-0.2%
Gulf Canada Resources, Ltd. (a)                   8,600           69,875

DENMARK-0.0%
Den Danske Bank                                     200           17,297

FINLAND-0.1%
Huhtamaki Group                                     400           17,345
Orion-Yhtymae OY Cl.B                               500           18,816
Rautaruukki OY                                    1,045            9,163
Valmet Corp.                                        600           10,141
                                                             ------------
                                                                  55,465


23


PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
FRANCE-0.6%
Bouygues                                             20      $     1,875
Generale des Eaux                                   247           34,406
GTM Entrepose, S.A.                                 250           15,056
Michelin                                            250           13,968
Promodes                                             20            6,747
SEITA                                               600           21,362
Societe Centrale des Assurances
  Generales de France                               700           22,776
Societe Generale                                    110           12,326
Societe Nacionale Elf Aquitaine                     450           43,639
Technip, S.A.                                       150           15,857
Total, S.A. Cl.B                                    582           48,263
Usinor Sacilor                                    1,200           18,134
                                                             ------------
                                                                 254,409

GERMANY-0.5%
Adidas A.G.                                          70            7,296
Bayer A.G.                                          780           31,032
Continental A.G.                                  1,200           26,400
Henkel KGaA, pfd.                                   250           13,570
Hornbach Holding A.G., pfd.                         220           14,101
Merck KG                                            350           13,884
Preussag A.G.                                        40           10,267
Schmalbach Lubeca A.G.                              230           50,468
Veba A.G.                                           700           36,055
Volkswagen A.G.                                      30           19,073
                                                             ------------
                                                                 222,146

HONG KONG-0.2%
Asia Satellite Telephone                          3,000            7,610
Dao Heng Bank Group, Ltd.                         7,000           33,254
Hong Kong and China Gas Co., Ltd.                 2,160            3,429
Swire Pacific, Ltd., Cl.A                         5,000           38,566
Varitronix International, Ltd.                   12,000           16,730
                                                             ------------
                                                                  99,589

INDIA-0.1%
Bajaj Auto, Ltd. (GDR) (b)                          500      $    16,125
Videsh Sanchar Nigam, Ltd. (a)(b)                   500            9,873
                                                             ------------
                                                                  25,998

INDONESIA-0.1%
PT Indosat (ADR)                                    800           22,000
Ramayana Lestari (a)                              1,500            3,642
                                                             ------------
                                                                  25,642

IRELAND-0.1%
Allied Irish Banks                                6,000           42,750
Smurfit (Jefferson) Group Plc.                    3,400            8,427
                                                             ------------
                                                                  51,177

ITALY-0.2%
IMI LNV                                           2,000           17,037
Montedison S.p.A.                                22,000           14,404
Parmalat Finanziaria S.p.A.                       3,790            5,511
Telecom Italia                                   12,000           31,574
                                                             ------------
                                                                  68,526

JAPAN-2.3%
77th Bank                                         1,000            8,193
Canon, Inc.                                       5,000          118,565
Credit Saison Co., Ltd.                           1,000           19,223
Daiichi Pharmaceutical Co.                        1,000           16,071
Daikin Industries, Ltd.                           1,000            7,854
Daito Trust Construction Co., Ltd.                1,000           10,084
DDI Corp.                                             2           13,282
Ezaki Glico Co.                                   3,300           25,998
Fuji Photo Film, Co.                              1,000           38,209
Fujitec Co., Ltd.                                 2,000           20,325
Furukawa Co., Ltd.                                1,000            3,254
Hirose Electric Co.                               1,000           54,674
Hitachi Chemical                                  1,000            6,775
Honda Motor Co.                                   1,000           31,040
Hoya Corp.                                        1,000           45,850


24


                                           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Ishikawajima-Harima Heavy Industries              1,000      $     3,726
Japan Tobacco, Inc.                                   2           12,747
Kokuyo                                            1,000           21,743
Kuraray Co., Ltd.                                 1,000            8,823
Long-Term Credit Bank of Japan                    2,000            5,373
Makita Corp.                                      2,000           27,416
Matsushita Electric Works                         2,000           20,325
Mitsubishi Heavy Industries, Ltd.                 1,000            6,602
National House Industrial Co.                     1,000           11,817
NGK Insulators                                    1,000            8,823
NGK Spark Plug Co.                                1,000           10,005
Onward Kashiyama Co., Ltd.                        1,000           12,841
Pioneer Electronic Corp.                          1,000           17,883
Rohm Co.                                          1,000           77,520
Sankyo Co.                                        1,000           26,785
Sekisui Chemical Co., Ltd.                        1,000            9,611
Seven Eleven Japan Co., Ltd.                      1,000           63,418
Shimano Industrial, Co.                           1,000           16,859
Shiseido Co., Ltd.                                2,000           28,676
Sumitomo Electric Industries                      2,000           27,101
Sumitomo Rubber Industries                        1,000            6,539
Taisho Pharmaceutical Co.                         1,000           24,737
Takuma Co., Ltd.                                  1,000           10,872
TDK Corp.                                         1,000           72,084
Toagosei Co., Ltd.                                2,000            7,437
Toda Corp.                                        2,000           10,714
Toyoda Automatic Loom Works                       1,000           17,962
Toyota Motor Corp.                                1,000           28,991
Yamaguchi Bank                                    1,000           13,314
                                                             ------------
                                                               1,030,141

KOREA-0.1%
SK Telecom Co., Ltd. (ADR)                        4,635           44,032

MALAYSIA-0.1%
Berjaya Sports Toto Berhad                        7,000           33,455
Resorts World Berhad                              9,000           33,157
                                                             ------------
                                                                  66,612

NETHERLANDS-0.4%
AKZO Nobel N.V.                                     300           38,649
Fortis Amev N.V.                                  1,000           37,725
Hunter Douglas N.V.                                 200           16,322
Internationale Nederlanden Groep N.V.             1,075           42,210
Koninklijke Hoogovens N.V.                          400           18,272
Koninklijke KNP BT                                  500            9,855
Stork N.V.                                          200            8,613
Vendex International N.V.                           300           14,243
                                                             ------------
                                                                 185,889

NEW ZEALAND-0.1%
Telecom Corp. of New Zealand, Ltd.                8,000           35,882

NORWAY-0.1%
Bergesen D.Y. AS Cl.A                               950           19,610
Den Norske Bank                                   4,000           14,436
Orkla ASA                                           160           13,414
                                                             ------------
                                                                  47,460

RUSSIA-0.0%
Tatneft (ADR) (a)(b)                                100            7,495

SINGAPORE-0.1%
Overseas-Chinese Banking Corp., Ltd.              2,200           25,686


25


PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
SPAIN-0.2%
Banco Bilbao Vizcaya                                350      $    23,556
Banco Santander, S.A.                               200           15,048
Tabacalera, S.A. Series A                           350           17,571
Telefonica de Espana                              1,100           28,176
                                                             ------------
                                                                  84,351

SWEDEN-0.1%
AB Astra Series A                                   600           24,551
Sparbanken Sverige AB Cl.A                          900           16,062
                                                             ------------
                                                                  40,613

SWITZERLAND-0.5%
Baloise Holdings, Ltd.                               20           42,195
Ciba-Geigy A.G.                                     308           26,536
Holderbank Fianciere Glarus A.G.                     20           15,562
Nestle, S.A.                                         30           36,429
Novartis A.G. (ADR)                                  38           50,062
Schindler Holding A.G.                               20           23,743
Zurich Versicherungsgesellschaft                     60           19,700
                                                             ------------
                                                                 214,227

THAILAND-0.0%
Bangkok Bank Public Co., Ltd.                     2,000           18,528

UNITED KINGDOM-1.5%
Anglian Water Plc                                 2,800           30,995
BAA Plc                                          10,000           82,820
Bass Plc                                          1,500           19,352
BG Plc                                            3,500           10,097
Boots Co.                                         1,500           16,872
British Aerospace                                 1,000           21,248
British Petroleum Co. Plc                         1,800           20,655
British Telecommunications Plc                    3,500           25,640
Cable & Wireless                                  2,000           15,401
Carlton Communications Plc                        2,500           20,502
Compass Group Plc                                 2,900           31,773
Energy Group (a)                                  1,000            7,942

                                              SHARES OR
                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)    U.S. $ VALUE
-------------------------------------------------------------------------

General Accident                                    800      $    11,365
Granada Group Plc                                 2,000           28,882
Kingfisher Plc                                    1,500           16,240
Ladbroke Group Plc                                5,000           18,639
PowerGen Plc                                      1,800           18,846
Royal & Sun Alliance Insurance Group Plc          2,000           15,754
Rugby Group Plc                                  11,840           21,492
Scottish & Newcastle Plc                          2,000           21,653
Scottish Power                                    5,000           30,308
Siebe Plc                                         1,300           19,237
Tesco Plc                                         8,000           46,418
Tomkins Plc                                       8,000           34,489
United Assurance Group
  Plc                                             1,300           10,366
  Convertible deferred                            8,400              545
United News Media Plc                             1,000           12,220
Vodafone Group Plc                                3,500           15,656
Whitbread                                         2,000           24,960
                                                             ------------
                                                                 650,367

Total Foreign Investments
  (cost $3,261,126)                                            3,389,616
Total Common Stocks & Other Investments
  (cost $11,105,148)                                          12,968,708

U.S. GOVERNMENT & AGENCIES-54.0%
Federal Home Loan Bank
  7.00%, 9/01/11                                $ 1,551        1,539,260
Federal National Mortgage Assn.
  6.50%, 6/01/11                                  3,809        3,702,402
  7.00%, 5/01/26                                  1,582        1,535,941
Government National Mortgage Assn.
  8.00%, 1/15/27                                  3,001        3,041,347
U.S. Treasury Bond
  6.625%, 2/15/27                                 3,585        3,439,915


26


                                           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------

U.S. Treasury Notes
  5.75%, 8/15/03                                $ 1,000      $   955,000
  6.375%, 5/15/99                                 3,000        3,004,230
  6.875%, 5/15/06                                 1,450        1,462,238
  7.875%, 4/15/98                                 5,000        5,086,700
Total U.S. Government & Agencies
  (cost $23,839,922)                                          23,767,033

YANKEEBONDS-6.2%
Deutsche Bank Financial, Inc.
  6.70%, 12/13/06                                   900          864,279
Quebec Province Canada
  7.125%, 2/09/24 (c)                               950          872,109
St. George Bank, Ltd.
  7.15%, 10/15/05 (b)                             1,000          982,080
Total Yankee Bonds
  (cost $2,752,625)                                            2,718,468

CORPORATE DEBT OBLIGATIONS-5.6%
FINANCIAL-3.4%
Premier Auto Trust
  7.15%, 2/04/99                                  1,500        1,507,500

TRANSPORTATION-2.2%
Erac USA Finance Co.
  6.95%, 3/01/04 (b)                              1,000          980,260
Total Corporate Debt Obligations
  (cost $2,494,703)                                            2,487,760

SHORT-TERM DEBT SECURITIES-4.1%
Student Loan Marketing Assn.
  5.28%, 5/01/97
  (amortized cost $1,800,000)                     1,800        1,800,000

TOTAL INVESTMENTS -99.3%
  (cost $41,992,398)                                          43,741,969
Other assets less liabilities-0.7%                               304,795

NET ASSETS-100%                                              $44,046,764


(a)  Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amounted to $1,995,833 or 4.5% of net assets.

(c)  Country of origin--Canada.

     Glossary of Terms:
     ADR  -  American depository receipt
     GDR  -  Global depository receipt

     See notes to financial statements.


27


STATEMENTS OF ASSETS AND LIABILITIES              ALLIANCE GROWTH INVESTORS AND
APRIL 30, 1997                                     CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

                                                     GROWTH       CONSERVATIVE
                                                 INVESTORS FUND  INVESTORS FUND
                                                 --------------  --------------
ASSETS
  Investments in securities, at value(cost
    $85,520,757 and $41,992,398, respectively)     $94,241,034     $43,741,969
  Cash, at value (cost $315,662 and
    $105,434, respectively)                            315,602         106,060
  Receivable for investment securities
    and foreign currency sold                        1,276,775         199,651
  Interest and dividends receivable                    318,469         347,356
  Receivable for shares of beneficial
    interest sold                                      211,823          57,677
  Total assets                                      96,363,703      44,452,713

LIABILITIES
  Payable for investment securities and
    foreign currency purchased                         684,178          51,065
  Payable for shares of beneficial
    interest redeemed                                  230,137         185,516
  Distribution fee payable                              61,476          29,402
  Advisory fee payable                                  57,702          11,049
  Accrued expenses                                     135,005         128,917
  Total liabilities                                  1,168,498         405,949

NET ASSETS                                         $95,195,205     $44,046,764

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par            $        73     $        39
  Additional paid-in capital                        86,248,857      41,518,186
  Undistributed net investment income                  379,445         216,263
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions     (148,332)        564,735
  Net unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities               8,715,162       1,747,541
                                                   $95,195,205     $44,046,764

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($27,453,411 / 2,091,931 and $11,859,586 /
    1,048,877 shares of beneficial interest
    issued and outstanding, respectively)               $13.12          $11.31
  Sales charge--4.25% of public offering price             .58             .50
  Maximum offering price                                $13.70          $11.81

  CLASS B SHARES
  Net asset value and offering price per share
    ($61,708,552 / 4,706,967 and $28,037,476 /
    2,440,961 shares of beneficial interest
    issued and outstanding, respectively)               $13.11          $11.49

  CLASS C SHARES
  Net asset value, and offering price per share
    ($6,033,242 / 459,830 and $4,149,702 /
    361,129 shares of beneficial interest issued
    and outstanding, respectively)                      $13.12          $11.49


See notes to financial statements.


28


STATEMENTS OF OPERATIONS                          ALLIANCE GROWTH INVESTORS AND
YEAR ENDED APRIL 30, 1997                          CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

                                                     GROWTH       CONSERVATIVE
                                                 INVESTORS FUND  INVESTORS FUND
                                                 --------------  --------------
INVESTMENT INCOME
  Interest                                         $ 1,739,186     $ 2,251,317
  Dividends (net of foreign tax withheld
    of $55,187 and $12,966, respectively)              846,715         204,980
  Total income                                       2,585,901       2,456,297

EXPENSES
  Advisory fee                                         723,109         363,977
  Distribution fee - Class A                            87,204          39,343
  Distribution fee - Class B                           613,255         304,539
  Distribution fee - Class C                            60,207          49,620
  Custodian                                            237,190         137,206
  Transfer agency                                      187,510          90,432
  Audit and legal                                       66,873          67,596
  Printing                                              64,688          30,725
  Registration                                          63,140          47,364
  Trustees' fees                                        30,000          30,000
  Amortization of organization expenses                  8,520           8,520
  Miscellaneous                                         14,014           9,617
  Total expenses                                     2,155,710       1,178,939
  Less: expenses waived and assumed by
    adviser (See Note B)                              (167,543)       (245,071)
  Less: expense offset arrangement (See Note B)        (13,706)         (6,533)
  Net expenses                                       1,974,461         927,335
  Net investment income                                611,440       1,528,962

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on investments transactions      3,043,266         608,550
  Net realized loss on foreign currency
    transactions                                       (58,057)        (14,568)
  Net change in unrealized appreciation
    of investments                                   2,367,604       1,321,365
  Net change in unrealized appreciation
    (depreciation) of foreign currency
    denominated assets and liabilities                  (5,822)             41
  Net gain on investments                            5,346,991       1,915,388

NET INCREASE IN NET ASSETS FROM OPERATIONS         $ 5,958,431     $ 3,444,350


See notes to financial statements.


29


STATEMENTS OF CHANGES IN NET ASSETS               ALLIANCE GROWTH INVESTORS AND
                                                   CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

                           GROWTH INVESTORS FUND    CONSERVATIVE INVESTORS FUND
                         -------------------------   -------------------------
                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         APR. 30,1997  APR. 30,1996  APR. 30,1997  APR. 30,1996
                         -----------   -----------   -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS
  Net investment income  $   611,440   $ 1,154,487   $ 1,528,962   $ 2,033,580
  Net realized gain
    on investments and
    foreign currency
    transactions           2,985,209    13,079,485       593,982     4,671,618
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    foreign currency
    denominated assets
    and liabilities        2,361,782     2,657,978     1,321,406      (793,910)
  Net increase in net
    assets from
    operations             5,958,431    16,891,950     3,444,350     5,911,288

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                 (345,352)     (510,038)     (516,046)     (740,336)
    Class B                 (444,447)     (687,510)     (967,390)   (1,250,244)
    Class C                  (43,458)      (64,858)     (154,474)     (194,637)
  Net realized gain
    on investments
    Class A               (3,066,309)   (1,147,583)     (278,463)           -0-
    Class B               (7,140,766)   (2,234,313)     (644,643)           -0-
    Class C                 (698,222)     (210,790)     (100,968)           -0-

TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST
  Net increase
    (decrease)             4,473,662    14,701,805    (8,201,003)   (3,326,752)
  Total increase
    (decrease)            (1,306,461)   26,738,663    (7,418,637)      399,319

NET ASSETS
  Beginning of year       96,501,666    69,763,003    51,465,401    51,066,082
  End of year
    (including
    undistributed net
    investment income
    of $435,992,
    $657,809, $230,831
    and $339,779,
    respectively)        $95,195,205   $96,501,666   $44,046,764   $51,465,401


See notes to financial statements.


30


NOTES TO FINANCIAL STATEMENTS                     ALLIANCE GROWTH INVESTORS AND
APRIL 30, 1997                                     CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth Investors Fund and Conservative Investors Fund (the "Funds"), two series of The Alliance Portfolios (the "Trust"), are registered under the Investment Company Act of 1940 as diversified, open-end investment companies. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Funds.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of such exchange. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. The Board of Trustees has further determined that the value of certain portfolio debt securities, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service. Restricted securities are valued at fair value as determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions for Growth Investors and Conservative Investors Funds represents net foreign exchange gains and losses from holdings of foreign currencies, foreign currency contracts, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign taxes recorded on each of the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at April 30, 1997 exchange rates are reflected as a component of unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $50,000 for each Fund have been deferred and were amortized on a straight-line basis through April, 1997.

4. TAXES
It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.



31


                                                  ALLIANCE GROWTH INVESTORS AND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)          CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.

7. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that each Fund's Class B and Class C shares bear higher distribution and in the case of Class B higher transfer agent fees. Expenses attributable to a single Fund are charged to that Fund. Expenses of the Trust are charged to each Fund in proportion to net assets.

8. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As of April 30, 1997, the funds reclassified certain components of net assets. On the Growth Investors Fund the reclassification resulted in a credit to accumulated undistributed net realized loss and additional paid in capital of $54,501 and $2,046 respectively, and a debit to accumulated net investment income of $56,547. On the Conservative Investors Fund, the reclassification resulted in a credit to accumulated net realized gains and a debit to accumulated net investment income of $14,568. These reclassifications were the result of permanent book and tax differences. Net assets on the Funds were not affected by these changes.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75% of each Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of average net assets, respectively, for the Class A, Class B and Class C shares of both funds. Effective December 12, 1996, the Adviser has discontinued the advisory fee waiver on the Growth Investors Fund. Prior to August 2, 1993, the annual rate for Class B shares was 2.15%. For the year ended April 30, 1997, such reimbursement amounted to $167,543 and $245,071 for the Growth Investors and Conservative Investors Funds, respectively.

The Funds have a Transfer Agency Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Funds. Compensation under this agreement amounted to $130,318 and $55,108 for the Growth Investors Fund and Conservative Investors Fund, respectively, for the year ended April 30, 1997. In addition, for the year ended April 30, 1997, fund expenses were reduced by $13,706 and $6,533 for the Growth Investors Fund and the Conservative Investors Fund, respectively, under expense offset arrangements with Alliance Fund Services. Transfer Agency fees reported in the statement of operation exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of each Fund's shares. The Distributor received front-end sales charges of $5,562 from the sale of Class A shares and $73,418 and $2,115 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended April 30, 1997 for the Growth Investors Fund. The Distributor also received front-end sales charges of $2,911 from the sale of Class A shares and $55,085 and $2,494 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended April 30, 1997 for the Conservative Investors Fund.

Brokerage commissions paid on investment transactions for the year ended April 30, 1997 amounted to $280,483 and $52,669 for the Growth Investors and Conservative Investors Funds, respectively, of which $50 and $123, respectively, was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.


32


                                                  ALLIANCE GROWTH INVESTORS AND
                                                   CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

Accrued expenses includes amounts owed to two of the Trustees under a deferred compensation plan of $30,782 and $30,305 for the Growth Investors and Conservative Investors Funds, respectively.


NOTE C: DISTRIBUTION PLANS
The Funds have adopted a Plan for each class of shares of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Funds pay a distribution fee to the Distributor at an annual rate of up to .50% of each Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30% of each Fund's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as "compensation" Plans.

In the event that a Plan is terminated or not continued, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Funds to the Distributor with respect to the relevant class and
(ii) the Funds would not be obligated to pay the Distributor for any amounts expended by the Distributor not previously recovered by the Distributor from distribution services fees in respect of shares of such class or, in the case of Class B shares, recovered through deferred sales charges.

The Plans also provides that the Adviser may use its own resources to finance the distribution of each Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the Growth Investors Fund aggregated $84,090,302 and $95,181,559, respectively, for the year ended April 30, 1997. There were purchases of $35,222,404 and sales of $31,796,729 of U.S. government and government agency obligations for the year ended April 30, 1997. At April 30, 1997, the cost of securities for federal income tax purposes for the Growth Investors Fund was $85,651,184. Accordingly gross unrealized appreciation of investments was $10,933,505 and gross unrealized depreciation of investments was $2,343,655 resulting in net unrealized appreciation of $8,589,850 excluding foreign currency.

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the Conservative Investors Fund aggregated $30,883,911 and $37,860,520, respectively, for the year ended April 30, 1997. There were purchases of $47,476,977 and sales of $48,134,479 of U.S. government and government agency obligations for the year ended April 30, 1997. At April 30, 1997, the cost of securities for federal income tax purposes for the Conservative Investors Fund was $42,013,499. Accordingly gross unrealized appreciation of investments was $2,272,398 and gross unrealized depreciation of investments was $543,928 resulting in net unrealized appreciation of $1,728,470 excluding foreign currency.

The Alliance Growth Investors and Conservative Investors Funds incurred and elected to defer post October currency losses of $55,508 and $14,097, respectively, and capital losses of $117,597 and zero, respectively, for the year ended April 30, 1997. To the extent that any post October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

The Growth Investors and Conservative Investors Funds enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward


33


                                                  ALLIANCE GROWTH INVESTORS AND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)          CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Funds. The Fund's custodian will place and maintain cash not available for investment or other liquid high quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At April 30, 1997, there were no outstanding forward exchange currency contracts for Growth Investors and Conservative Investors Funds.


NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into three classes, designated Class A, Class B and Class C shares for both Funds. Transactions in shares of beneficial interest were as follows:


                                  ALLIANCE GROWTH INVESTORS FUND
                    -----------------------------------------------------------
                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       APRIL 30,      APRIL 30,     APRIL 30,       APRIL 30,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              416,498       623,012    $  5,723,360     $ 8,468,283
Shares issued in
  reinvestment of
  dividends and
  distributions          255,265       118,202       3,305,692       1,591,818
Shares converted
  from Class B            88,258            -0-      1,193,716              -0-
Shares redeemed         (842,362)     (404,354)    (11,968,491)     (5,500,086)
Net increase
  (decrease)             (82,341)      336,860    $ (1,745,723)    $ 4,560,015

CLASS B
Shares sold              772,493     1,018,816    $ 10,626,034     $13,829,306
Shares issued in
  reinvestment of
  dividends and
  distributions          564,549       208,357       7,322,203       2,814,302
Shares converted
  to Class A             (88,353)           -0-     (1,193,716)             -0-
Shares redeemed         (802,824)     (550,350)    (11,040,599)     (7,476,785)
Net increase             445,865       676,823    $  5,713,922     $ 9,166,823

CLASS C
Shares sold              187,433       186,320    $  2,572,550     $ 2,552,601
Shares issued in
  reinvestment of
  dividends and
  distributions           51,785        19,358         672,170         261,545
Shares redeemed         (199,231)     (136,951)     (2,739,257)     (1,839,179)
Net increase              39,987        68,727    $    505,463     $   974,967


34


                                                  ALLIANCE GROWTH INVESTORS AND
                                                   CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

                               ALLIANCE CONSERVATIVE INVESTORS FUND
                    -----------------------------------------------------------
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       APRIL 30,      APRIL 30,     APRIL 30,       APRIL 30,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              155,230       246,346     $ 1,741,912     $ 2,737,109
Shares issued in
  reinvestment of
  dividends and
  distributions           66,216        62,621         747,524         692,313
Shares converted
  from Class B            41,333            -0-        468,493              -0-
Shares redeemed         (484,981)     (589,043)     (5,464,450)     (6,511,415)
Net decrease            (222,202)     (280,076)    $(2,506,521)    $(3,081,993)

CLASS B
Shares sold              378,962       518,473     $ 4,341,413     $ 5,839,933
Shares issued in
  reinvestment of
  dividends and
  distributions          130,177       102,379       1,495,849       1,150,234
Shares converted
  to Class A             (40,723)           -0-       (468,493)             -0-
Shares redeemed         (856,038)     (697,358)     (9,795,661)     (7,823,066)
Net decrease            (387,622)      (76,506)    $(4,426,892)    $  (832,899)

CLASS C
Shares sold               98,699       170,526     $ 1,120,987     $ 1,931,267
Shares issued in
  reinvestment of
  dividends and
  distributions           20,142        16,002         231,457         179,841
Shares redeemed         (228,588)     (135,782)     (2,620,034)     (1,522,968)
Net increase(decrease)  (109,747)       50,746     $(1,267,590)    $   588,140


35


FINANCIAL HIGHLIGHTS                             ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                                                    MAY 4,
                                                           YEAR ENDED APRIL 30,                    1992(A)
                                            ---------------------------------------------------  TO APRIL 30,
                                                1997         1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $14.08       $12.08       $11.61       $11.35       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .16(c)       .10          .25          .12          .20
Net realized and unrealized gain on
  investments                                    .76         2.75          .38          .39         1.43
Net increase in net asset value from
  operations                                     .92         2.85          .63          .51         1.63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.19)        (.26)        (.15)        (.11)        (.16)
Distributions from net realized gains          (1.69)        (.59)        (.01)        (.14)        (.12)
Total dividends and distributions              (1.88)        (.85)        (.16)        (.25)        (.28)
Net asset value, end of period                $13.12       $14.08       $12.08       $11.61       $11.35

TOTAL RETURN
Total investment return based on net
  asset value (d)                               6.69%       23.87%        5.57%        4.46%       16.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $27,453      $30,608      $22,189      $16,759       $3,503
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       1.55%        1.40%        1.40%        1.40%        1.40%(f)
  Expenses, before waivers/reimbursements       1.73%(e)     1.65%        1.97%        2.33%        4.27%(f)
  Net investment income                         1.14%        2.02%        2.32%        1.67%        1.91%(f)
Portfolio turnover rate                          133%         209%         134%          96%         114%
Average commission rate (g)                   $.0435           --           --           --           --


See footnote summary on page 41.


36


                                                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS B
                                            -----------------------------------------------------------------
                                                                                                    MAY 4,
                                                             YEAR ENDED APRIL 30,                  1992(A)
                                            ---------------------------------------------------  TO APRIL 30,
                                                1997         1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $14.08       $12.09       $11.65       $11.41       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .06(c)       .06          .17          .07          .07
Net realized and unrealized gain on
  investments                                    .77         2.70          .38          .37         1.45
Net increase in net asset value from
  operations                                     .83         2.76          .55          .44         1.52

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.11)        (.18)        (.10)        (.06)        (.05)
Distributions from net realized gains          (1.69)        (.59)        (.01)        (.14)        (.06)
Total dividends and distributions              (1.80)        (.77)        (.11)        (.20)        (.11)
Net asset value, end of period                $13.11       $14.08       $12.09       $11.65       $11.41

TOTAL RETURN
Total investment return based on net
  asset value (d)                               5.98%       23.06%        4.83%        3.84%       15.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $61,709      $59,978      $43,328      $30,871       $7,999
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.26%        2.10%        2.10%        2.11%        2.15%(f)
  Expenses, before waivers/reimbursements       2.44%(e)     2.35%        2.67%        3.00%        4.48%(f)
  Net investment income                          .42%        1.15%        1.62%         .95%        1.07%(f)
Portfolio turnover rate                          133%         209%         134%          96%         114%
Average commission rate (g)                   $.0435           --           --           --           --


See footnote summary on page 41.


37


FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE GROWTH INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS C
                                            ----------------------------------------------------
                                                                                     AUGUST 2,
                                                      YEAR ENDED APRIL 30,            1993(H)
                                            --------------------------------------  TO APRIL 30,
                                                1997         1996         1995         1994
                                            ------------  -----------  -----------  ------------
Net asset value, beginning of period          $14.09       $12.10       $11.65       $11.88

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .06(c)       .06          .18          .08
Net realized and unrealized gain (loss)
  on investments                                 .77         2.70          .38         (.11)
Net increase (decrease) in net asset
  value from operations                          .83         2.76          .56         (.03)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.11)        (.18)        (.10)        (.06)
Distributions from net realized gains          (1.69)        (.59)        (.01)        (.14)
Total dividends and distributions              (1.80)        (.77)        (.11)        (.20)
Net asset value, end of period                $13.12       $14.09       $12.10       $11.65

TOTAL RETURN
Total investment return based on net
  asset value (d)                               5.97%       23.04%        4.91%        (.26)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,033       $5,915       $4,247       $3,280
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.26%        2.10%        2.10%        2.10%(f)
  Expenses, before waivers/reimbursements       2.43%(e)     2.36%        2.66%        3.02%(f)
  Net investment income                          .42%        1.15%        1.62%        1.04%(f)
Portfolio turnover rate                          133%         209%         134%          96%
Average commission rate (g)                   $.0435           --           --           --


See footnote summary on page 41.


38


                                           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS A
                                            -----------------------------------------------------------------
                                                                                                    MAY 4,
                                                            YEAR ENDED APRIL 30,                   1992(A)
                                            ---------------------------------------------------  TO APRIL 30,
                                                1997         1996         1995         1994          1993
                                            ------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $11.14       $10.38       $10.37       $10.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .41(c)       .51          .48          .31          .39
Net realized and unrealized gain (loss)
  on investment                                  .46          .80         (.02)        (.26)         .82
Net increase in net asset value
  from operations                                .87         1.31          .46          .05         1.21

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.55)        (.45)        (.29)        (.36)
Distributions from net realized gains           (.25)          -0-          -0-        (.18)        (.06)
Total dividends and distributions               (.70)        (.55)        (.45)        (.47)        (.42)
Net asset value, end of period                $11.31       $11.14       $10.38       $10.37       $10.79

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.90%       12.69%        4.65%         .35%       12.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $11,860      $14,161      $16,105      $15,595       $5,339
  Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       1.40%        1.40%        1.40%        1.40%        1.40%(f)
  Expenses, before waivers/reimbursements       1.90%(e)     1.73%        1.83%        2.03%        3.45%(f)
  Net investment income                         3.66%        4.43%        4.66%        3.43%        3.92%(f)
Portfolio turnover rate                          174%         267%         248%         133%          84%
Average commission rate (g)                   $.0428           --           --           --           --


See footnote summary on page 41.


39


FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS B
                                            -----------------------------------------------------------------
                                                                                                   MAY 4,
                                                           YEAR ENDED APRIL 30,                    1992(A)
                                            ---------------------------------------------------  TO APRIL 30,
                                               1997         1996         1995         1994          1993
                                            ------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $11.31       $10.51       $10.47       $10.88       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .34(c)       .43          .46          .24          .24
Net realized and unrealized gain
  (loss) on investments                          .46          .82         (.02)        (.26)         .89
Net increase (decrease) in net asset
  value from operations                          .80         1.25          .44         (.02)        1.13

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.37)        (.45)        (.40)        (.21)        (.22)
Distributions from net realized gains           (.25)          -0-          -0-        (.18)        (.03)
Total dividends and distributions               (.62)        (.45)        (.40)        (.39)        (.25)
Net asset value, end of period                $11.49       $11.31       $10.51       $10.47       $10.88

TOTAL RETURN
Total investment return based on
  net asset value (d)                           7.10%       11.95%        3.91%        (.31)%      11.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $28,037      $31,979      $30,542      $29,697       $9,210
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.10%        2.10%        2.10%        2.11%        2.15%(f)
  Expenses, before waivers/reimbursements       2.61%(e)     2.44%        2.52%        2.73%        3.95%(f)
  Net investment income                         2.96%        3.72%        3.96%        2.72%        3.06%(f)
Portfolio turnover rate                          174%         267%         248%         133%          84%
Average commission rate (g)                   $.0428           --           --           --           --


See footnote summary on page 41.


40


                                           ALLIANCE CONSERVATIVE INVESTORS FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS C
                                            ----------------------------------------------------
                                                                                     AUGUST 2,
                                                      YEAR ENDED APRIL 30,            1993(H)
                                            --------------------------------------  TO APRIL 30,
                                                1997         1996         1995         1994
                                            ------------  -----------  -----------  ------------
Net asset value, beginning of period          $11.31       $10.52       $10.47       $11.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .34(c)       .41          .46          .18
Net realized and unrealized gain (loss)
  on investments                                 .46          .83         (.01)        (.50)
Net increase (decrease) in net asset
  value from operations                          .80         1.24          .45         (.32)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.37)        (.45)        (.40)        (.15)
Distributions from net realized gains           (.25)          -0-          -0-        (.18)
Total dividends and distributions               (.62)        (.45)        (.40)        (.33)
Net asset value, end of period                $11.49       $11.31       $10.52       $10.47

TOTAL RETURN
Total investment return based on
  net asset value (d)                           7.10%       11.84%        4.01%       (2.98)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $4,150       $5,326       $4,419       $4,375
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.10%        2.10%        2.10%        2.10%(f)
  Expenses, before waivers/reimbursements       2.60%(e)     2.45%        2.52%        2.69%(f)
  Net investment income                         2.96%        3.71%        3.97%        2.94%(f)
Portfolio turnover rate                          174%         267%         248%         133%
Average commission rate (g)                   $.0428           --           --           --


(a)  Commencement of operations.

(b) Net of fees waived and expenses reimbursed by Adviser and expense offset arrangements with the transfer agent.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) For the year ended April 30, 1997, the Growth Investors Fund and the Conservative Investors Fund benefited from an expense offset arrangement with the transfer agent. Had such expense offsets not been in effect, the ratios of expenses before waiver/reimbursements to average net assets would have been 1.74%, 2.45% and 2.45% for Class A, B, and C shares of the Growth Investors Funds, respectively, and 1.91%, 2.62% and 2.61% for Class A, B and C shares of the Conservative Investors Fund, respectively.

(f)  Annualized.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission per share for trades on which commissions are charged.

(h)  Commencement of distribution.

     Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.


41


                                                  ALLIANCE GROWTH INVESTORS AND
REPORT OF INDEPENDENT ACCOUNTANTS                  CONSERVATIVE INVESTORS FUNDS
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ALLIANCE GROWTH INVESTORS FUND AND ALLIANCE CONSERVATIVE INVESTORS FUND

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth Investors Fund and Alliance Conservative Investors Fund (separately managed portfolios constituting part of The Alliance Portfolios, hereafter referred to as the "Funds") at April 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
June 16, 1997


42

                            APPENDIX

              DESCRIPTION OF CORPORATE BOND RATINGS

         Description of the bond ratings of Moody's Investors
Service, Inc. are as follows:

         Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A--   Bonds which are rated A possess many favorable
investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--   Bonds which are rated B generally lack
characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C--   Bonds which are rated C are the lowest class of
bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

         Descriptions of the bond ratings of Standard & Poor's are as follows:

         AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A--   Debt rated A has a strong capacity to pay interest
and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

         C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

         D--   Debt rated D is in default and payment of interest
and/or repayment of principal is in arrears.

The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.









































                               C-3
00250184.AV0